UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2005

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus BASIC Municipal Money Market Fund

ANNUAL REPORT August 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Information About the Review and Approval
of the Fund's Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
Municipal Money
Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC Municipal Money Market Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

The Federal Reserve Board (the "Fed") continued to raise short-term interest rates steadily and gradually since the reporting period began in its ongoing effort to move away from its previously accommodative monetary policy.While most economists currently believe that the Fed is likely to continue to raise rates in the near future, many of those economists have focused more on the statement issued by Fed Chairman Alan Greenspan regarding economic risk, in which he notes that the "upside and downside risks to the attainment of both sustainability of growth and price stability" are "roughly equal."

While recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook, our economists currently expect the U.S. economy to continue to grow over the foreseeable future without either entering recession or triggering a significant acceleration of inflation. As always, we encourage you to discuss these matters and your possible capital preservation needs with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Senior Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2005, the fund produced a yield of 1.63% .Taking into account the effects of compounding, the fund produced an effective yield of 1.64% .1

The fund was influenced primarily by rising short-term interest rates as the Federal Reserve Board (the "Fed") continued to move away from its accommodative monetary policy of the past several years.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, federally tax-exempt money market instruments. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, in an effort to position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

year range which, if purchased, would tend to lengthen the fund's average weighted maturity. We also may decrease the average weighted maturity in a rising interest-rate environment. If we anticipate limited new-issue supply and lower interest rates,we may extend the fund's average maturity to maintain current yields for as long as we deem practical. At other times,we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations while anticipating liquidity needs.

What other factors influenced the fund's performance?

Despite investors' occasional expressions of concerns to the contrary, U.S. economic activity generally grew at a relatively steady and moderate pace over the reporting period, with job creation on a gradual upward trend and inflationary pressures remaining persistently low. In this environment, the Fed continued to raise short-term interest rates, implementing increases of 25 basis points at each of the eight meetings of its Federal Open Market Committee ("FOMC") and driving the overnight federal funds rate from 1.5% to 3.5% during the reporting period. Tax-exempt money market yields rose along with short-term interest rates.

In addition, prices of tax-exempt money market instruments were supported by the strengthening U.S. economy. Because there was less need among municipalities for short-term borrowing to cover budget shortfalls, the supply of newly issued municipal money market securities declined compared to the same period one year earlier. In fact, in the spring of 2005, seasonal factors enabled tax-exempt instruments to temporarily reach yields that were equal to those of taxable money market securities.

In this environment, we continued to focus primarily on municipal securities with maturities of six months or less. This strategy was designed to maintain liquidity and keep funds available for higher-yielding instruments as they became available. However, most money market funds employed a similar strategy, and the industry's weighted average maturity of 24 days in May was the shortest on record.

4

With demand particularly robust at the short end of the maturity range, yields of variable rate demand notes ("VRDNs"), on which yields are reset daily or weekly, fell to unusually low levels. Instead, we found what we believed to be more attractive yields among tax-exempt commercial paper, municipal notes and short-maturity bonds with maturities between one and six months. Because of our emphasis on these securities, the fund's weighted average maturity was slightly longer than the industry average for much of the reporting period. However, we attempted to "ladder" the fund's holdings within this maturity range to protect its yield while ensuring that funds would remain available for reinvestment as interest rates rose.

What is the fund's current strategy?

The U.S. economy currently appears to remain on a path of moderate and sustainable growth. In addition, inflationary forces seem to remain benign despite higher energy prices.These factors suggest that the Fed is likely to continue to raise short-term interest rates at upcoming FOMC meetings. Accordingly, we have continued to maintain a laddered portfolio of shorter-term instruments that give the fund the liquidity it needs to capture higher yields as they arise.

September 15, 2005
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in which shareholders are given at least 90 days' notice, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's yield would have been 1.47% and the fund's effective yield would have been 1.48%.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 2.23
Ending value (after expenses)	$1,010.00

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 2.24
Ending value (after expenses)	$1,022.99

† Expenses are equal to the fund's annualized expense ratio of .44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2005

	Principal
Tax Exempt Investments—104.0%	Amount ($)		Value ($)

Arkansas—.8%
Arkansas Development Finance Authority, IDR
(Defiance Metal Products of Arkansas Project)
2.64% (LOC; Standard Federal Bank)	3,280,000	[a]	3,280,000
California—3.6%
California, GO, CP
2.55%, 10/18/2005 (Liquidity Facility; Bank of
Nova Scotia, Royal Bank of Scotland, KBC Bank, Lloyds
TSB Bank, Societe Generale, National Australia Bank)	10,000,000		10,000,000
California Statewide Communities Development Authority,
MFHR (Vista Montana Apartments)
2.60% (Liquidity Facility; Merrill Lynch)	2,500,000	[a]	2,500,000
Golden State Tobacco Securitization Corporation, Revenue
2.57% (Liquidity Facility; Merrill Lynch)	2,875,000	[a]	2,875,000
Colorado—8.5%
Colorado Health Facilities Authority, Revenue
(Sisters Charity Health System) 2.38%	10,000,000	[a]	10,000,000
Colorado Housing and Finance Authority,
Economic Development Revenue
(Closet Factory Project)
2.65% (LOC; Bank of New York)	2,300,000	[a]	2,300,000
Denver City and County:
Airport Revenue
2.45% (Insured; MBIA and
Liquidity Facility; Bank One)	15,000,000	[a]	15,000,000
MFHR
2.62% (Liquidity Facility; Merrill Lynch
and LOC; Merrill Lynch)	5,915,000	[a]	5,915,000
Section 14 Metropolitan District Jefferson County,
GO Notes, Refunding
2.25% (LOC; U. S. Bank NA)	2,500,000	[a]	2,500,000
District of Columbia—1.3%
District of Columbia, Revenue:
(Idea Public Charter School)
2.61% (LOC; Allfirst Bank)	2,400,000	[a]	2,400,000
(Merlots Program) 2.40% (Insured; MBIA and
Liquidity Facility; Wachovia Bank)	3,130,000	[a]	3,130,000
Florida—3.1%
Kissemmee Utility Authority, Electric System Revenue, CP
2.70%, 11/14/2005 (Liquidity Facility;
JPMorgan Chase Bank)	5,000,000		5,000,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Florida (continued)
Palm Beach County, IDR
(Palm Beach Bedding Company Project)
2.54% (LOC; Wachovia Bank)	3,210,000	[a]	3,210,000
Sunshine State Governmental Financing Commission, CP
2.68%, 10/7/2005 (Liquidity Facility; DEPFA Bank)	4,790,000		4,790,000
Georgia—6.8%
Atlanta, Airport Revenue (Merlots Program)
2.45% (Insured; FGIC and Liquidity Facility;
Wachovia Bank)	5,070,000	[a]	5,070,000
Gainesville Housing Authority, MFHR
(Lenox Park Apartments Project)
2.62% (Liquidity Facility; Merrill Lynch)	3,370,000	[a]	3,370,000
Savannah Economic Development Authority,
Industrial Revenue (Home Depot Project) 2.54%	20,000,000	[a]	20,000,000
Idaho—.7%
Idaho Housing and Finance Association, SFMR
2.50%, 2/1/2006 (Liquidity Facility; Lloyds TSB Bank)	3,000,000		3,000,000
Illinois—3.1%
Illinois Development Finance Authority, Revenue
(Aurora Central Catholic High School)
2.65% (LOC; Allied Irish Banks)	1,000,000	[a]	1,000,000
Illinois Health Facility (Evanston Hospital) CP
2.65%, 12/1/2005	10,000,000		10,000,000
Illinois Finance Authority, IDR
(CFC International Inc. Project)
2.57% (LOC; ABN-AMRO)	1,900,000	[a]	1,900,000
Indiana—1.9%
Gary, EDR
(Gary County Market Project)
2.57% (LOC; ABN-AMRO)	3,275,000	[a]	3,275,000
Indianapolis Local Public Improvement Bond Bank, CP
2.75%, 9/7/2005 (Liquidity Facility; Key Bank)	741,000		741,000
Lawrence-Fort Harrison Reuse Authority, Tax
Increment Revenue (Fort Harrison Military Base)
2.51% (LOC; Fifth Third Bank)	4,000,000	[a]	4,000,000
Kentucky—4.0%
Kenton County Airport Board, Special Facilities Revenue
(Airis Cincinnati LLC)
2.63% (LOC; Deutsche Postbank)	16,800,000	[a]	16,800,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Louisiana—6.0%
Calcasieu Parish Industrial Development Board,
Environmental Revenue (Citgo Petroleum)
2.46% (LOC; Natexis Banque Popular)	21,100,000	[a]	21,100,000
New Orleans Sewerage Service, BAN
3%, 7/26/2006	4,000,000		4,004,586
Maryland—.7%
Maryland Economic Development Corporation, Revenue
(Chesapeake Advertising Facility)
2.74% (LOC; M&T Bank)	2,790,000	[a]	2,790,000
Michigan-8.0%
ABN AMRO Munitops Certificate Trust, Revenue
2.50% (Insured; GNMA and Liquidity Facility; ABN-AMRO)	9,495,000	[a]	9,495,000
Detroit, Sewer Disposal Revenue
2.55% (Insured; FGIC and Liquidity Facility; FGIC)	4,000,000	[a]	4,000,000
Michigan, GO Notes
3.50%, 9/30/2005	5,000,000		5,005,860
Michigan Hospital Finance Authority, Revenue
(Healthcare Equipment Loan Program)
2.54% (LOC; Fifth Third Bank)	2,900,000	[a]	2,900,000
Michigan Municipal Bond Authority, RAN
(Detroit School District)
3.75%, 3/21/2006 (LOC; JPMorgan Chase Bank)	3,450,000		3,471,305
Michigan Strategic Fund, LOR
(NSS Technologies Project)
2.59% (LOC; Wachovia Bank)	4,000,000	[a]	4,000,000
Oakland County Economic Development Corporation, LOR
(Michigan Seamless Tube LLC Project)
2.66% (LOC; Standard Federal Bank)	5,000,000	[a]	5,000,000
Minnesota—.5%
Minneapolis-Saint Paul Metropolitan
Airports Commission, Airport Revenue
2.53% (Insured; AMBAC and
Liquidity Facility; Merrill Lynch)	2,000,000	[a]	2,000,000
Mississippi—1.3%
Mississippi, GO Notes
5%, 11/1/2005	3,000,000		3,012,116
Mississippi Business Finance Corporation, Revenue
(Jackson Preparatory School)
2.70% (LOC; First Tennessee Bank)	2,575,000	[a]	2,575,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Missouri—2.3%
Missouri Higher Education Loan Authority, Student Loan
Revenue, Refunding 2.42% (Insured; MBIA and Liquidity
Facility; State Street Bank and Trust Company)	9,500,000	[a]	9,500,000
Nevada—.9%
Clark County, EDR
(Lutheran Secondary School Association Project)
2.70% (LOC; Allied Irish Banks)	3,800,000	[a]	3,800,000
New Jersey—1.9%
New Jersey, TRAN
4%, 6/23/2006	8,000,000		8,074,151
New York—2.8%
Metropolitan Transportation Authority:
CP
2.55%, 10/18/2005 (LOC; ABM-AMRO)	5,000,000		5,000,000
Dedicated Tax Fund
2.45% (Insured; AMBAC and
Liquidity Facility; Wachovia Bank)	7,000,000	[a]	7,000,000
North Carolina—.8%
Iredell County Industrial Facilities and Pollution Control
Financing Authority, Revenue
(Onsrud Inc. Project) 2.48% (LOC; Wachovia Bank)	3,300,000	[a]	3,300,000
Ohio—2.3%
Hamilton County Healthcare Facilities, Revenue
(Twin Towers and Twin Lakes Project)
2.52% (LOC; U. S. Bank N.A.)	3,500,000	[a]	3,500,000
Ohio State Higher Educational Facilities, Revenue
(Cedarville University Project) 2.57% (LOC; Key Bank)	6,085,000	[a]	6,085,000
Oklahoma—1.1%
Canadian County Home Finance Authority, MFHR
2.62% (Liquidity Facility; Merrill Lynch)	4,650,000	[a]	4,650,000
Oregon—1.1%
Portland, EDR (Broadway Project)
2.52% (Insured; AMBAC and
Liquidity Facility; Key Bank)	4,800,000	[a]	4,800,000
Pennsylvania—10.7%
Bethlehem Area School District, GO Notes
2.52% (Insured; FSA and Liquidity Facility;
Dexia Credit Locale)	5,000,000	[a]	5,000,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Pennsylvania (continued)
Chester County Industrial Development Authority,
Revenue (University Student Housing Project)
2.41% (LOC; Citizens Bank of Pennsylvania)	7,305,000	[a]	7,305,000
Dauphin County General Authority, Revenue
2.45% (Insured; FSA and Liquidity Facility:
Bank of Nova Scotia and KBC Bank)	2,300,000	[a]	2,300,000
Lancaster County, GO Notes
2.52% (Insured; FSA and Liquidity Facility;
Royal Bank of Canada)	3,000,000	[a]	3,000,000
Lancaster Industrial Development Authority, Revenue
(Student Lodging and Services)
2.64% (LOC; Fulton Bank)	4,515,000	[a]	4,515,000
Mount Lebanon School District, GO Notes
(Merlots Program) 2.40% (Insured; MBIA and
Liquidity Facility; Wachovia Bank)	4,985,000	[a]	4,985,000
Philadelphia Authority for Industrial Development,
Health Care Facility Revenue
(Greater Philidelphia Health)
2.52% (LOC; Commerce Bank)	3,540,000	[a]	3,540,000
Reading Regional Airport Authority, Revenue
2.54% (Insured; AMBAC and
Liquidity Facility; Wachovia Bank)	3,940,000	[a]	3,940,000
Scranton Redevelopment Authority, LR
2.54% (LOC; PNC Bank N.A.)	2,000,000	[a]	2,000,000
Spring Grove Area School District, GO Notes
2.52% (Insured; FSA and Liquidity Facility;
Dexia Credit Locale)	3,500,000	[a]	3,500,000
Venango County Industrial Development Authority, RRR, CP
(Scrubgrass Project) 2.77%, 9/9/2005
(LOC; Dexia Credit Locale)	5,000,000		5,000,000
Rhode Island—.5%
Rhode Island Economic Development Corporation,
Airport Revenue
2.53% (Insured; MBIA and
Liquidity Facility; Merrill Lynch)	2,170,000	[a]	2,170,000
Tennessee—4.6%
Chattanooga Metropolitan Airport Authority, Revenue,
Refunding, 2.80% (LOC; First Tennessee Bank)	9,325,000	[a]	9,325,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Tennessee (continued)
Metropolitan Government Nashville and Davidson County
Health and Educational Facility Board, MFHR,
Refunding (Brentwood Oaks Apartments)
2.53% (Insured; FNMA and Liquidity Facility; FNMA)	9,920,000	[a]	9,920,000
Texas—9.2%
Brazos River Authority, PCR, Refunding
(TXU Energy Company Project)
2.45% (LOC; Wachovia Bank)	4,000,000	[a]	4,000,000
Greenville Industrial Development Corporation,
Industrial Revenue (Woodgrain Project)
2.59% (LOC; General Electric Capital Corp.)	3,225,000	[a]	3,225,000
Gulf Coast Industrial Development Authority,
Environmental Facilities Revenue
(Citgo Petroleum Corporation Project)
2.44% (LOC; Royal Bank of Canada)	3,450,000	[a]	3,450,000
Gulf Coast Waste Disposal Authority,
Environmental Facilities Revenue:
(BP Amoco Chemical Project) 2.44%	4,000,000	[a]	4,000,000
(BP Products North America Inc.) 2.44%	3,250,000	[a]	3,250,000
Harris County Industrial Development Corporation,
SWDR (Deer Park Refining)
2.46% (LOC; Shell Oil Company)	5,000,000	[a]	5,000,000
Lower Neches Valley Authority Industrial Development
Corporation, Exempt Facilities Revenue
(Onyx Environmental Services)
2.55% (LOC; Bank of America)	3,400,000	[a]	3,400,000
Port of Port Arthur Navigation District,
Environmental Facilities Revenue, Refunding
(Motiva Enterprises Project) 2.46%	5,945,000	[a]	5,945,000
Revenue Bond Certificate Series Trust, Revenue
(Siena Place) 3% (GIC; AIG Funding Inc.)	3,315,000	[a]	3,315,000
Texas, TRAN 4.50%, 8/31/2006	3,000,000		3,044,730
Utah—2.3%
Utah Housing Corporation, SFMR
2.50% (Liquidity Facility; Bayerische Landesbank)	3,400,000	[a]	3,400,000
Utah Housing Finance Agency, MFHR,
Refunding (Candlestick Apartments LLC)
2.55% (Insured; FNMA and Liquidity Facility; FNMA)	6,400,000	[a]	6,400,000
Virginia—3.3%
Hanover County Industrial Development Authority, IDR
(Iron and Metal Company Project)
2.62% (LOC; Branch Banking and Trust Company)	3,690,000	[a]	3,690,000

12

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Virginia (continued)
Patrick County Industrial Development Authority,
IDR (Narroflex Inc. Project)
2.80% (LOC; HSBC Bank USA)	4,240,000	[a]	4,240,000
Richmond Industrial Development Authority, Revenue
(Cogentrix of Richmond Project)
2.40% (LOC; Banque Paribas)	4,500,000	[a]	4,500,000
Roanoke Industrial Development Authority, IDR
(Virginia Transformer Corp.)
2.54% (LOC; Suntrust Bank)	1,590,000	[a]	1,590,000
Washington—4.3%
King County School District Number 412 Shoreline,
GO Notes 6%, 12/1/2005 (Insured; FSA)	1,000,000		1,008,314
Port Chehalis Industrial Development Corporation,
Revenue (JLT Holding LLC Project)
2.64% (LOC; Key Bank)	3,080,000	[a]	3,080,000
Washington Housing Finance Commission, MFHR:
Refunding (Avalon Ridge Apartments Project)
2.44% (Insured; FNMA)	8,755,000	[a]	8,755,000
(Vintage Everett Living) 2.57% (Insured; FNMA and
Liquidity Facility; FNMA)	5,250,000	[a]	5,250,000
Wisconsin—1.8%
Marshfield United School District, BAN,
4%, 11/1/2005	1,100,000		1,102,030
Wisconsin Health and Educational Facilities Authority,
Revenue (Mequon Jewish Project)
2.54% (LOC; Bank One)	3,250,000	[a]	3,250,000
Wisconsin Rural Water Construction Loan Program,
Revenue, BAN 3%, 10/1/2005	3,260,000		3,263,505
Wyoming—3.8%
Campbell County, IDR
(Two Elk Power Generation Station Project):
2.40%, 12/1/2005 (GIC; Royal Bank of Canada)	9,000,000		9,000,000
2.90%, 12/1/2005 (GIC; Citibank N.A.)	7,000,000		7,000,000

Total Investments (cost $437,777,597)	104.0%		437,777,597
Liabilities, Less Cash and Receivables	(4.0%)		(16,790,726)
Net Assets	100.0%		420,986,871

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

14

Summary of Combined Ratings (Unaudited)

Fitch	or Moody's or	Standard & Poor's	Value (%) †

F1, F1+	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	89.4
AAA, AA, A [b]	AAA, AA, A [b]	AAA, AA, A [b]	.9
Not Rated [c]	Not Rated [c]	Not Rated [c]	9.7
			100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	437,777,597	437,777,597
Cash		3,964,642
Interest receivable		1,601,104
Prepaid expenses		12,404
		443,355,747

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		147,539
Payable for investment securities purchased		3,044,730
Payable for shares of Common Stock redeemed		19,141,151
Accrued expenses		35,456
		22,368,876

Net Assets ($)		420,986,871

Composition of Net Assets ($):
Paid-in capital		420,993,208
Accumulated net realized gain (loss) on investments		(6,337)

Net Assets ($)		420,986,871

Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		420,993,208
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Interest Income	7,816,225
Expenses:
Management fee—Note 2(a)	1,885,578
Shareholder servicing costs—Note 2(b)	211,787
Custodian fees	42,878
Professional fees	41,608
Directors' fees and expenses—Note 2(c)	25,424
Registration fees	20,439
Prospectus and shareholders' reports	12,822
Miscellaneous	20,110
Total Expenses	2,260,646
Less—reduction in management fee
due to undertaking—Note 2(a)	(563,626)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(20,912)
Net Expenses	1,676,108
Investment Income—Net, representing net increase in
net assets resulting from operations	6,140,117

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net, representing
net increase in net assets
resulting from operations	6,140,117	2,584,090

Dividends to Shareholders from ($):
Investment income—net	(6,140,117)	(2,584,090)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	347,817,846	318,811,989
Dividends reinvested	5,836,402	2,421,291
Cost of shares redeemed	(381,493,996)	(255,552,282)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(27,839,748)	65,680,998
Total Increase (Decrease) in Net Assets	(27,839,748)	65,680,998

Net Assets ($):
Beginning of Period	448,826,619	383,145,621
End of Period	420,986,871	448,826,619

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.016	.007	.009	.013	.032
Distributions:
Dividends from investment income—net	(.016)	(.007)	(.009)	(.013)	(.032)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.64	.67	.87	1.36	3.26

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.60	.60	.61	.60	.60
Ratio of net expenses to
average net assets	.44	.44	.45	.45	.45
Ratio of net investment income
to average net assets	1.63	.67	.87	1.35	3.22

Net Assets, end of period ($ x 1,000)	420,987	448,827	383,146	415,962	452,448

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

20

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investment represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005 the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The accumulated capital loss carryover of $6,337 is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, the carryover expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004 were all tax exempt income.

At August 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2006. The reduction in management fee, pursuant to the undertaking, amounted to $563,626 during the period ended August 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2005, the fund was charged $162,818 pursuant to the Shareholder Services Plan.

22

The fund compensates Dreyfus Transfer, Inc., a wholly- owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $33,934 pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $188,316, shareholder services plan fees $200, chief compliance officer fees $1,533 and transfer agency per account fees $5,404, which are offset against an expense reimbursement currently in effect in the amount of $47,914.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 7, 2005

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2005 as "exempt-interest dividends" (not generally subject to regular federal income tax).

26

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval of the fund's Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance and expense ratios and placed significant emphasis on

The Fund 27

INFORMAION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND'S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

comparisons to two groups of comparable funds, and to iMoneyNet and Lipper averages. The Board reviewed the fund's performance, management fee, and total expense ratio within each Comparison Group and against the iMoneyNet averages (with respect to performance) and Lipper category average (with respect to expense ratios), and discussed the results of the comparisons.The groups of comparable funds were previously approved by the Board for this purpose, and were prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same iMoneyNet category as the fund.The Board members noted that the fund's performance ranked in the second or third quartile of Comparison Group I for the one-, three-, and ten-year periods. The Board also noted that, for all reported time periods, the fund's performance ranked in the first quartile of Comparison Group II and that the fund outperformed the iMoneyNet category averages.The Board members also discussed the fund's management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in each Comparison Group. The fund's management fee was among the higher one-half of the fees of the funds in the Comparison Groups.The Board noted that the fund's expense ratio was higher than the fund's Comparison Group I average and lower than the Comparison Group II average and Lipper category average.The Board also noted the effect on the expense ratio average of having the "low cost" provider fund included in Comparison Group I.

The Board members also reviewed the fee paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same iMoneyNet category, as the fund (the "Similar Funds"). The Similar Funds each had the same management fee as the fund. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund's management fee. The Manager's representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

28

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also analyzed where any economies of scale might emerge as assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.

The Fund 29

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND'S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

• The Board was satisfied with the fund's overall performance.

• The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

• The Board recognized that economies of scale may be realized as the fund's assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

30

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995) Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David W. Burke (69) Board Member (1994) Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84

———————
Samuel Chase (73) Board Member (1991) Principal Occupation During Past 5 Years: • Corporate Director and Trustee No. of Portfolios for which Board Member Serves: 15

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gordon J. Davis (64) Board Member (1995) Principal Occupation During Past 5 Years:
  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26

———————
Joni Evans (63) Board Member (1991)

Principal Occupation During Past 5 Years:

• Senior Vice President of the William Morris Agency

No. of Portfolios for which Board Member Serves: 15

———————
Arnold S. Hiatt (78) Board Member (1991)

Principal Occupation During Past 5 Years:

• Chairman of The Stride Rite Charitable Foundation

Other Board Memberships and Affiliations:
  Isabella Stewart Gardner Museum,Trustee
  John Merck Fund, a charitable trust,Trustee
  Business for Social Responsibility, Director
  The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15

———————

Burton N. Wallack (54) Board Member (1991)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

32

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since July 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

34

NOTES

For More	Information

Dreyfus BASIC	Transfer Agent &
Municipal Money	Dividend Disbursing Agent
Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Dreyfus BASIC New Jersey Municipal Money Market Fund

ANNUAL REPORT August 31, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Information About the Review and Approval
of the Fund's Management Agreement
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

The Federal Reserve Board (the "Fed") continued to raise short-term interest rates steadily and gradually since the reporting period began in its ongoing effort to move away from its previously accommodative monetary policy.While most economists currently believe that the Fed is likely to continue to raise rates in the near future, many of those economists have focused more on the statement issued by Fed Chairman Alan Greenspan regarding economic risk, in which he notes that the "upside and downside risks to the attainment of both sustainability of growth and price stability" are "roughly equal."

While recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook, our economists currently expect the U.S. economy to continue to grow over the foreseeable future without either entering recession or triggering a significant acceleration of inflation. As always, we encourage you to discuss these matters and your possible capital preservation needs with your financial advisor.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2005, the fund produced a yield of 1.58% .Taking into account the effects of compounding, the fund produced an effective yield of 1.59% .1

The fund's results during the reporting period were influenced mainly by rising short-term interest rates in a recovering U.S. economy, as the Federal Reserve Board (the "Fed") continued to move away from its accommodative monetary policy of the past several years.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this investment approach, we employ two primary strategies. First,we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey exempt issuers. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply.Yields tend to rise

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund's average weighted maturity. If we anticipate limited new-issue supply, we may extend the fund's average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term, interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

In response to relatively robust economic growth — including rising corporate and consumer spending and a gradually improving labor market — the Fed raised short-term interest rates at each of eight meetings of its Federal Open Market Committee ("FOMC") during the reporting period, driving the overnight federal funds rate from 1.5% to 3.5% .As short-term interest rates moved steadily higher, so did tax-exempt money market yields.

The fund also was influenced by an improving credit environment in New Jersey. Over the reporting period, the state reined in spending growth and enjoyed higher tax revenues in the recovering economy, helping it to enact a budget for the 2006 fiscal year that is expected to help stabilize its finances and reduce its longstanding structural imbalance. In light of New Jersey's improved fiscal condition, one of the major bond rating agencies upgraded its credit rating for the state's uninsured general obligation bonds. In addition, the state's stronger fiscal condition has reduced its need to issue short-term debt securities, while investor demand for New Jersey tax-exempt securities has remained relatively robust.

In this environment, we generally maintained our focus on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding tax-exempt instruments as they became available. However, most money market funds adopted a similar strategy, and the industry's weighted average maturity

4

in May 2005 fell to the shortest point on record. Nonetheless, the fund's weighted average maturity ended the reporting period in a range that was modestly longer than industry averages.To achieve this position, we found relatively attractive yields from municipal notes and insured municipal bonds2 with maturities between three and six months.While we also identified a limited number of attractive values among newly issued municipal notes with longer maturities, shorter-term instruments generally enabled us to avoid locking in yields of one-year notes in a rising interest-rate environment.

What is the fund's current strategy?

Recent economic data suggest that the U.S. economy continues to grow at a sustained pace. At the same time, inflationary pressures appear to remain relatively benign, as steep discounts from automobile manufacturers and apparel retailers have offset the effects of surging energy prices, which rose above $70 per barrel for the first time in history.Accordingly, we expect the Fed to continue to raise short-term interest rates at upcoming FOMC meetings, and we have continued to focus on shorter-term instruments that give the fund the liquidity it needs to capture higher yields should they arise. However, we are prepared to revise our strategies as market conditions change.

September 15, 2005
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New
Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an agreement in which shareholders are given at least 90 days' notice, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund's yield would have been 1.39% and the fund's effective yield would have been 1.40%.
[2]	Insurance on individual portfolio securities extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund's shares.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 2.28
Ending value (after expenses)	$1,009.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund's annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2005

	Principal
Tax Exempt Investments—99.4%	Amount ($)		Value ($)

New Jersey—98.3%
Bayonne Municipal Utilities Authority, Water System
Revenue 5%, 1/1/2006 (Insured; MBIA)	540,000		544,441
Bernards Township, GO Notes, BAN 3%, 9/16/2005	1,135,000		1,135,348
Burlington County, GO Notes (County College)
2%, 9/15/2005	365,000		364,948
Camden County Improvement Authority,
Health Care Redevelopment Revenue
(Cooper Health System) 2.59%
(LOC; Commerce Bank N.A.)	6,000,000	[a]	6,000,000
Cape May, GO Notes, BAN 3.25%, 1/6/2006	1,250,000		1,253,820
Cape May County, GO Notes, General Improvement
2.50%, 12/1/2005	800,000		800,587
Delaware River Port Authority of Pennsylvania and
New Jersey 5.25%, 1/1/2006 (Insured; AMBAC)	245,000		247,056
Dumont School District, GO Notes
4%, 3/15/2006 (Insured; FSA)	580,000		584,561
Hudson County, GO Notes, BAN 3%, 9/21/2005	1,000,000		1,000,672
Irvington Township, GO Notes, BAN:
3%, 10/28/2005	1,898,500		1,901,405
3.50%, 3/16/2006	688,500		691,377
Jersey City, GO Notes, General Improvement
4%, 9/1/2005 (Insured; FSA)	350,000		350,000
Lacey Township School District, GO Notes, Refunding
3%, 11/1/2005 (Insured; MBIA)	115,000		115,151
Linden, GO Notes, 2.50%, 12/1/2005	130,000		130,095
Lower Township, GO Notes, BAN 4%, 6/2/2006	500,000		503,641
Maple Shade Township School District, GO Notes
4.125%, 4/1/2006 (Insured; MBIA)	500,000		504,615
Mercer County Improvement Authority, Revenue:
(Children's Home Society Project)
2.55% (LOC; Wachovia Bank)	1,240,000	[a]	1,240,000
(Special Services School District Project)
3.25%, 1/15/2006 (Insured; FSA)	170,000		170,466
Metuchen Borough, GO Notes, BAN
4%, 6/2/2006	500,600		504,308
Metuchen School District, GO Notes
Refunding, 4.25%, 9/15/2005 (Insured; FGIC)	145,000		145,100
Middlesex County, GO Notes, BAN
3.25%, 1/9/2006	1,000,000		1,001,750

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Jersey (continued)
Middlesex County Utilities Authority, Revenue,
Refunding 4.875%, 3/15/2006 (Insured; XLCA)	130,000	[b]	131,265
Monmouth County, GO Notes, General Improvement
4.50%, 9/1/2005	100,000		100,000
Mount Laurel Township, GO Notes
BAN 3%, 11/4/2005	1,227,100		1,229,209
New Jersey:
GO Notes, 5.75%, 2/15/2006	135,000		136,836
Revenue, TRAN 4%, 6/23/2006	2,000,000		2,018,583
New Jersey Economic Development Authority:
EDR:
(AJV Holdings LLC Project)
2.57% (LOC; JPMorgan Chase Bank)	750,000	[a]	750,000
(ARND LLC Project)
2.64% (LOC: Comerica Bank and Sovereign Bank)	4,240,000	[a]	4,240,000
(AVP Realty Holdings)
2.60% (LOC; PNC Bank)	150,000	[a]	150,000
(Challenge Printing Project)
2.60% (LOC; Wachovia Bank)	1,440,000	[a]	1,440,000
(Cranes Mill Project) Refunding
2.55% (LOC; Unicredito Italiano)	1,125,000	[a]	1,125,000
(Hathaway Association LLC Project)
2.60% (LOC; Wachovia Bank)	2,195,000	[a]	2,195,000
(International Processing Corporation Project)
2.55% (LOC; Bank of America)	1,900,000	[a]	1,900,000
(Park Lane Associates Project)
2.60% (LOC; Wachovia Bank)	675,000	[a]	675,000
(Parke Place Associates Project)
2.64% (LOC; Commerce Bank N.A.)	6,100,000	[a]	6,100,000
(RCC Properties LLC Project)
2.60% (LOC; Wachovia Bank)	1,980,000	[a]	1,980,000
(RDR Investment Company LLC) Refunding
2.60% (LOC; Wachovia Bank)	500,000	[a]	500,000
(Saint Peter's Preparatory School)
2.55% (LOC; Wachovia Bank)	1,145,000	[a]	1,145,000
(South Van Brunt Properties LLC)
2.60% (LOC; Wachovia Bank)	1,390,000	[a]	1,390,000
(Stamato Realty LLC Project)
2.54% (LOC; Valley National Bank)	4,600,000	[a]	4,600,000
(Stone Brothers Secaucus Project)
2.54% (LOC; Valley National Bank)	1,655,000	[a]	1,655,000
(United Window and Door Manufacturing Inc.)
2.60% (LOC; Wachovia Bank)	500,000	[a]	500,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Jersey (continued)
New Jersey Economic Development Authority (continued):
EDR (continued):
(Wearbest Sil-Tex Mills Project)
2.47% (LOC; The Bank of New York)	1,965,000	[a]	1,965,000
IDR (Pennwell Holdings LLC Project)
2.60% (LOC; Wachovia Bank)	2,810,000	[a]	2,810,000
Industrial Revenue:
(Joseph and James Moreng)
2.43% (LOC; Wachovia Bank)	1,460,000	[a]	1,460,000
(Melrich Road Development Corporation)
2.60% (LOC; Wachovia Bank)	2,370,000	[a]	2,370,000
Refunding (Station Plaza Park and Ride)
2.55% (LOC; Wachovia Bank)	3,000,000	[a]	3,000,000
(Thermal Energy Limited Partnership)
2.42% (LOC; Bank One)	2,150,000	[a]	2,150,000
Private Schools Revenue (Oak Hill Academy Project)
2.55% (LOC; Wachovia Bank)	2,060,000	[a]	2,060,000
Revenue (Four Woodbury Mews Project)
2.60% (LOC; Bank of America)	5,000,000	[a]	5,000,000
New Jersey Educational Facilities Authority:
Dormitory Safety Trust Fund Revenue
5%, 3/1/2006	1,000,000		1,011,463
LR (Higher Education Equipment Leasing Fund)
5%, 9/1/2005	350,000		350,000
Revenue:
(Capital Improvement Fund)
5%, 9/1/2005	100,000		100,000
(Higher Education Facilities Trust Fund)
5.125%, 9/1/2005 (Insured; AMBAC)	100,000		100,000
New Jersey Environmental Infrastructure Trust:
Revenue 4.75%, 9/1/2005	135,000		135,000
2.42% (Liquidity Facility; JPMorgan Chase Bank)	500,000	[a]	500,000
New Jersey Health Care Facilities Financing Authority,
Revenue 2.54% (Insured; Radian Bank
and Liquidity Facility; Morgan Stanley)	2,840,000	[a]	2,840,000
New Jersey Transit Corporation:
COP
5.25%, 9/15/2005 (Insured; AMBAC)	680,000		680,843
GAN
5.50%, 2/1/2006 (Insured; AMBAC)	1,075,000		1,087,371
New Jersey Wastewater Treatment Trust,
Revenue, Refunding, 5.20%, 9/1/2005	100,000		100,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New Jersey (continued)
Newark Housing Authority, MFHR
2.62% (Liquidity Facility; Merrill Lynch)	960,000	[a]	960,000
Ocean County, GO Notes (College Capital
Improvement) 2%, 10/1/2005	250,000		249,925
Passaic County Utilities Authority, Revenue
Refunding (Solid Waste System Project Notes)
3.25%, 2/27/2006	1,150,000		1,154,123
Port Authority of New York and New Jersey
5%, 12/15/2005 (Insured; AMBAC)	170,000		171,171
Rahway, GO Notes, BAN 3.50%, 12/5/2005	575,000		576,123
Red Bank, BAN 4%, 8/2/2006	1,000,000		1,009,811
Red Bank Regional High School District, GO Notes
3%, 9/30/2005	1,000,000		1,000,936
River Dell Regional School District, GO Notes
3.25%, 3/1/2006 (Insured; FSA)	265,000		265,641
Roselle, GO Notes, Refunding
2%, 10/15/2005 (Insured; MBIA)	100,000		99,987
Salem County Industrial Pollution Control
Financing Authority, Industrial Revenue
(E.I. Dupont De Nemours) 2.55%	2,300,000	[a]	2,300,000
Sayreville, GO Notes, General Improvement and Water
Revenue 3%, 11/15/2005 (Insured; XLCA)	385,000		385,700
South Brunswick Board of Education, GO Notes
5.50%, 12/1/2005 (Insured; FGIC)	500,000		503,988
Tabernacle Township School District, GO Notes
2.50%, 3/1/2006 (Insured; MBIA)	105,000		105,077
Tobacco Settlement Financing Corporation of
New Jersey, Revenue:
2.55% (Liquidity Facility; Merrill Lynch)	6,250,000	[a]	6,250,000
2.58% (Liquidity Facility; Merrill Lynch)	4,995,000	[a]	4,995,000
Union County, GO Notes, BAN
3.25%, 3/1/2006	1,000,000		1,002,595

10

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
Union County Improvement Authority, LR
(Capital Equipment Lease)
3%, 12/1/2005 (Insured; FSA)	1,225,000	1,227,398
Union Township Board of Education, GO Notes
4%, 7/13/2006	1,000,000	1,008,768
Vernon Township, GO Notes, BAN 2.75%, 9/16/2005	2,500,000	2,500,537
Wanaque Borough, GO Notes, BAN 3%, 2/17/2006	1,512,850	1,516,948
West Windsor-Plainsboro Regional School District, GO Notes
5.25%, 12/1/2005 (Insured; FGIC)	150,000	151,043
Winslow Township, GO Notes
4%, 3/1/2006 (Insured; XLCA)	120,000	120,846
U.S. Related—1.1%
Guam International Airport Authority,
Port, Airport and Marina Revenue:
3%, 10/1/2005 (Insured; MBIA)	1,000,000	1,001,075
5%, 10/1/2005 (Insured; MBIA)	200,000	200,443

Total Investments (cost $109,625,904)	99.4%	109,627,046
Cash and Receivables (Net)	.6%	714,747
Net Assets	100.0%	110,341,793

The Fund 11

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

12

Summary of Combined Ratings (Unaudited)

Fitch	or Moody's or	Standard & Poor's	Value (%) †

F1+, F1	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	42.1
AAA, AA, A [c]	Aaa, Aa, A [c]	AAA, AA, A [c]	14.4
Not Rated [d]	Not Rated [d]	Not Rated [d]	43.5
			100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Purchased on a delayed delivery basis.
[c]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[d]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	109,625,904	109,627,046
Cash		131,700
Interest receivable		788,937
Prepaid expenses		4,691
		110,552,374

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		36,376
Payable for investment securities purchased		131,265
Accrued expenses		42,940
		210,581

Net Assets ($)		110,341,793

Composition of Net Assets ($):
Paid-in capital		110,343,178
Accumulated net realized gain (loss) on investments		(2,527)
Accumulated gross unrealized appreciation on investments		1,142

Net Assets ($)		110,341,793

Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		110,343,178
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
14

STATEMENT OF OPERATIONS
Year Ended August 31, 2005

Investment Income ($):
Interest Income	2,497,550
Expenses:
Management fee—Note 2(a)	619,012
Shareholder servicing costs—Note 2(b)	67,843
Professional fees	35,668
Custodian fees	20,103
Directors' fees and expenses—Note 2(c)	9,908
Registration fees	8,696
Prospectus and shareholders' reports	8,527
Miscellaneous	18,667
Total Expenses	788,424
Less—reduction in management fee
due to undertaking—Note 2(a)	(231,313)
Net Expenses	557,111
Investment Income—Net	1,940,439

Realized and Unrealized Gain (Loss) on Investments—Note 1(b) ($):
Net realized gain (loss) on investments	628
Net unrealized appreciation on investments	1,142
Net Realized and Unrealized Gain (Loss) on Investments	1,770
Net Increase in Net Assets Resulting from Operations	1,942,209

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	1,940,439	977,765
Net realized gain (loss) on investments	628	—
Net unrealized appreciation on investments	1,142	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,942,209	977,765

Dividends to Shareholders from ($):
Investment income—net	(1,940,439)	(977,765)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	60,360,669	68,862,543
Dividends reinvested	1,887,240	956,923
Cost of shares redeemed	(88,016,169)	(75,810,327)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(25,768,260)	(5,990,861)
Total Increase (Decrease) in Net Assets	(25,766,490)	(5,990,861)

Net Assets ($):
Beginning of Period	136,108,283	142,099,144
End of Period	110,341,793	136,108,283

See notes to financial statements.
16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.016	.007	.009	.014	.032
Distributions:
Dividends from investment income—net	(.016)	(.007)	(.009)	(.014)	(.032)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.59	.71	.89	1.46	3.26

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64	.63	.63	.62	.61
Ratio of net expenses
to average net assets	.45	.44	.45	.45	.45
Ratio of net investment income
to average net assets	1.57	.70	.87	1.45	3.21

Net Assets, end of period ($ x 1,000)	110,342	136,108	142,099	124,846	127,589

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

18

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investment represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $2,527 is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $886 of the carryover expires in fiscal 2007, $692 expires in fiscal 2010 and $949 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2005 and August 31, 2004, were all tax exempt income.

At August 31, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2006. The reduction in management fee, pursuant to the undertaking, amounted to $231,313 during the period ended August 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining share-

20

holder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2005, the fund was charged $53,525 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $9,774 pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $48,498, shareholder services plan fee $160, chief compliance officer fees $1,533 and transfer agency per account fees $1,587, which are offset against an expense reimbursement currently in effect in the amount of $15,402.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 7, 2005

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2005 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

24

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval of the fund's Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance and expense ratios and placed significant emphasis on comparisons to two groups of comparable funds, and to iMoneyNet and Lipper

The Fund 25

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND'S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

averages.The Board reviewed the fund's performance, management fee, and total expense ratio within each Comparison Group and against the iMoneyNet averages (with respect to performance) and Lipper category average (with respect to expense ratios), and discussed the results of the comparisons.The groups of comparable funds were previously approved by the Board for this purpose, and were prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same iMoneyNet category as the fund.The Board members noted that the fund ranked last in a three fund Comparison Group I for the one- and three-year period, and at the median for the five-year period, noting also the narrow spread separating each fund's performance.The Board also noted that, for all reported time periods, the fund's performance ranked first in Comparison Group II and that the fund outperformed the iMoneyNet category averages. The Board members also discussed the fund's management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in each Comparison Group.The fund's management fee was the highest in Comparison Group I and at the median among Comparison Group II funds.The Board noted that the fund's expense ratio was higher than the fund's Comparison Group I average and lower than the Comparison Group II average and Lipper category average. The Board also noted the effect on the expense ratio average of having the "low cost" provider fund included in Comparison Group I.

The Board members also reviewed the fee paid to the Manager or its affiliates by the one mutual fund managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same iMoneyNet category, as the fund (the "Similar Fund").The fund and the Similar Fund had the same management fee.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund's management fee. The Manager's representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

26

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also analyzed where any economies of scale might emerge as assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund's overall performance and generally superior service levels provided.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.

• The Board was satisfied with the fund's overall performance.

• The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

• The Board recognized that economies of scale may be realized as the fund's assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David W. Burke (69) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84

———————
Samuel Chase (72) Board Member (1991)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

No. of Portfolios for which Board Member Serves: 15

———————

Gordon J. Davis (64) Board Member (1995)

Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 26

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (63) Board Member (1991)

Principal Occupation During Past 5 Years:

• Senior Vice President of the William Morris Agency

No. of Portfolios for which Board Member Serves: 15

———————

Arnold S. Hiatt (78) Board Member (1991)

Principal Occupation During Past 5 Years:

• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee

No. of Portfolios for which Board Member Serves: 15

———————

Burton N. Wallack (54) Board Member (1991)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554`-4611.

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since July 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager — Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

32

For More	Information

Dreyfus BASIC	Transfer Agent &
New Jersey Municipal	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Dreyfus Premier
Select Municipal
Bond Fund

ANNUAL REPORT August 31, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
24	Financial Highlights
28	Notes to Financial Statements
36	Report of Independent Registered
Public Accounting Firm
37	Important Tax Information
38	Information About the Review and Approval
of the Fund's Management Agreement
42	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Select Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Select Municipal Bond Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

The past year has been an unusual time for fixed-income securities, including municipal bonds. Contrary to historical norms, yields of longer-term bonds fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates. Low inflation and robust investor demand appear to have fueled the rally in the more interest-rate-sensitive parts of the bond market, and municipal bonds have benefited from improving fiscal conditions for most states and municipalities.

These factors may have created new opportunities and challenges for fixed-income investors. In addition, recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook. Nonetheless, our economists currently expect the economy to continue to grow over the foreseeable future without a significant acceleration of inflation. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2005

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 5.01% for Class A shares, 4.57% for Class B shares, 4.30% for Class C shares and 5.28% for Class Z shares.1,2 In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index (the "Index"), achieved a total return of 5.31% for the reporting period.3

Despite sharply higher short-term interest rates over the reporting period, yields of longer-term municipal bonds fell slightly amid persistently low inflation and robust investor demand for longer-term fixed-income securities. The fund produced lower returns than its benchmark, primarily because the benchmark does not reflect the fees and expenses to which the fund is subject.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but there are no specific requirements with respect to average portfolio maturity.The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including bonds of below investment-grade credit quality ("high yield" or "junk" bonds).

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bond's potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The portfolio's allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") raised short-term interest rates at each of the eight meetings of its Federal Open Market Committee in response to a stronger U.S. economy. As a result, the overnight federal funds rate climbed from 1.5% at the start of the reporting period to 3.5% by the end.

Historically, fixed-income securities across the maturity spectrum have tended to lose value when the Fed tightens monetary policy. The reporting period proved to be different: longer-term bonds gained value amid persistently low inflation, as surging energy prices were offset by discounts from automobile manufacturers and apparel retailers. In addition, robust investor demand helped put downward pressure on longer-term bond yields.

Municipal bonds also benefited during the reporting period from better fiscal conditions for most issuers. Higher tax revenues helped some states improve their credit profiles, reducing their need to borrow to fund budget deficits. However, issuers took advantage of opportunities to replace existing debt securities with new issuances at lower yields, which helped support an ample supply of newly issued municipal bonds.

In this environment, the fund continued to enjoy relatively high levels of income from its core, seasoned holdings. The fund also benefited

4

from refunding activity among some of its holdings, and triple-A rated, callable zero-coupon bonds provided especially strong contributions to performance.

On the other hand, our emphasis on higher-quality securities hindered the fund's relative performance, and our emphasis on bonds in the 15- to 20-year range limited its participation in rallies at the long end of the market's maturity range.

What is the fund's current strategy?

Sustained economic growth and potentially rising inflationary pressures suggest that the Fed is likely to continue raising short-term interest rates. However, we believe that the Fed is closer to the end of its credit-tightening campaign than the beginning, and we have maintained a generally market-neutral investment posture. When making new purchases, we have continued to emphasize higher-quality, higher-coupon bonds that historically have held more of their value during market declines.

September 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days' prior notice, and which Dreyfus has committed to continue until at least August 31, 2006. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	Class Z is not subject to any initial or deferred sales charge.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Select Municipal Bond Fund Class Z shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier Select Municipal Bond Fund on 8/31/95 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date.All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses. The fund's performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares		5.28%	6.10%	6.18%
Class A shares
with maximum sales charge (4.5%)	3/31/03	0.30%	—	—	2.88%
without sales charge	3/31/03	5.01%	—	—	4.86%
Class B shares
with applicable redemption charge †	3/31/03	0.57%	—	—	3.23%
without redemption	3/31/03	4.57%	—	—	4.41%
Class C shares
with applicable redemption charge ††	3/31/03	3.30%	—	—	4.12%
without redemption	3/31/03	4.30%	—	—	4.12%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Municipal Bond Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.53	$ 6.08	$ 7.35	$ 2.25
Ending value (after expenses)	$1,028.80	$1,027.10	$1,025.80	$1,031.00

COMPARING YOUR	FUND'S EXPENSES
WITH THOSE OF	OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.52	$ 6.06	$ 7.32	$ 2.24
Ending value (after expenses)	$1,021.73	$1,019.21	$1,017.95	$1,022.99

† Expenses are equal to the fund's annualized expense ratio of .69% for Class A, 1.19% for Class B, 1.44% for
Class C and .44% for Class Z; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
	Principal
Long-Term Municipal Investments—96.9%	Amount ($)		Value ($)

Arizona—.5%
Arizona School Facilities Board, Revenue
(State School Improvement) 5%, 7/1/2011	1,025,000	[a]	1,118,716
Arkansas—3.0%
Beaver Water District,
Benton and Washington Counties, Water Revenue
5%, 11/15/2016 (Insured; AMBAC)	1,050,000		1,145,645
Board of Trustees of the University of Arkansas,
Various Facility Revenue (Fayetteville Campus):
5.50%, 12/1/2011 (Insured; FSA)	1,695,000	[a]	1,903,451
5.50%, 12/1/2012 (Insured; FGIC)	2,865,000	[a]	3,248,165
California—21.0%
California:
GO:
5.25%, 10/1/2005	3,375,000	[a]	3,415,635
5.25%, 10/1/2016	695,000		702,819
5.25%, 9/1/2017 (Insured; MBIA)	1,800,000		1,951,506
Veterans 5.45%, 12/1/2024 (Insured; FSA)	3,430,000		3,500,624
California Department of Water Resources,
Power Supply Revenue
5.375%, 5/1/2017 (Insured; XLCA)	4,000,000		4,430,000
California Public Works Board, LR
(Department of Corrections)
5.25%, 3/1/2021 (Insured; AMBAC)	1,000,000		1,080,130
Clovis Public Financing Authority,
Water Revenue
5%, 3/1/2019 (Insured; AMBAC)	2,005,000		2,186,833
Desert Sands Unified School District, COP:
5.25%, 3/1/2015 (Insured; MBIA)	1,025,000		1,129,283
5.25%, 3/1/2016 (Insured; MBIA)	1,080,000		1,185,430
East Bay Municipal Utility District,
Water System Revenue
5%, 6/1/2021 (Insured; MBIA)	1,125,000		1,203,671
East Side Union High School District,
GO (County of Santa Clara, 2002 Election Series):
5%, 8/1/2017 (Insured; FGIC)	1,290,000		1,404,152
5%, 8/1/2018 (Insured; FGIC)	1,345,000		1,461,692
5%, 8/1/2019 (Insured; FGIC)	1,410,000		1,532,966
Fullerton Joint Union High School District
5%, 8/1/2018 (Insured; FSA)	760,000		821,484

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
Glendale Community College District:
Zero Coupon, 8/1/2019 (Insured; FGIC)	1,130,000	622,540
Zero Coupon, 8/1/2020 (Insured; FGIC)	1,200,000	629,700
Zero Coupon, 8/1/2021 (Insured; FGIC)	1,520,000	759,605
Glendora Unified School District, GO:
Zero Coupon, 8/1/2026 (Insured; FGIC)	2,575,000	1,004,404
Zero Coupon, 8/1/2027 (Insured; FGIC)	2,000,000	744,660
Nevada Joint Union High School District
(Nevada and Yuba Counties)
GO 5%, 8/1/2022 (Insured; FSA)	1,160,000	1,249,053
Placer Union High School District:
Zero Coupon, 8/1/2027 (Insured; FSA)	4,110,000	1,529,947
Zero Coupon, 8/1/2028 (Insured; FSA)	4,000,000	1,420,520
Redevelopment Agency of the City
of Corona, Merger Downtown and Amended
Project Area A (2004 Tax Allocation)
5%, 9/1/2018 (Insured; FGIC)	1,520,000	1,646,479
Sacramento City Financing Authority, Revenue
Capital Improvement
5%, 6/1/2011 (Insured; AMBAC)	1,450,000 [a]	1,590,171
San Jose (Library Parks and Public
Safety Projects) 5%, 9/1/2019	1,575,000	1,712,907
San Juan Unified School District:
5.25%, 8/1/2019 (Insured; MBIA)	1,295,000	1,442,902
5.25%, 8/1/2020 (Insured; MBIA)	1,425,000	1,586,709
Tustin Unified School District, Special Tax
(Senior Lien Community Facilities District 97)
Zero Coupon, 9/1/2021 (Insured; FSA)	1,615,000	804,141
Walnut Valley Unified School District
6.50%, 8/1/2019 (Insured; FGIC)	1,765,000	1,788,439
Colorado—2.5%
Colorado Health Facilities Authority,
Revenue (Porter Place)
5.875%, 1/20/2020 (Collateralized; GNMA)	1,940,000	2,099,177
Northwest Parkway Public Highway
Authority, Senior Revenue
Zero Coupon, 6/15/2026 (Insured; FSA)	10,000,000	3,196,400
Delaware—4.8%
Delaware Economic Development Authority,
Revenue (Pollution Control Delmarva Project)
5.20%, 2/1/2019 (Insured; AMBAC)	6,000,000	6,456,480

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Delaware (continued)
Delaware Housing Authority, Revenue
5.40%, 7/1/2024	1,420,000	1,428,506
Wilmington, MFHR
(GNMA Collateralized Mortgage Loan—
Market Street Mews Project) 5.45%, 9/20/2022	2,125,000	2,248,845
Florida—3.4%
Florida Intergovernmental Finance
Commission, Capital Revenue
5.125%, 2/1/2031 (Insured; AMBAC)	3,500,000	3,664,780
School Board of Saint Lucie County, COP
(Florida Master Lease Program)
5%, 7/1/2018 (Insured; FSA)	1,635,000	1,769,233
Winter Park, Water and Sewer Revenue
5.375%, 12/1/2019 (Insured; AMBAC)	1,525,000	1,699,887
Georgia—2.2%
Atlanta, Water and Wastewater Revenue
5.50%, 11/1/2018 (Insured; FGIC)	1,200,000	1,409,052
De Kalb County Housing Authority, MFHR
(Longleaf Apartments Project)
5.45%, 10/20/2024 (Collateralized; GNMA)	1,540,000	1,674,550
Development Authority of Bulloch County,
Student Housing LR
(Georgia Southern University Project)
5%, 8/1/2018 (Insured; AMBAC)	1,470,000	1,596,376
Idaho—7.0%
Boise State University, Revenues:
5.375%, 4/1/2022 (Insured; FGIC)	3,000,000	3,294,810
Student Union and Housing System
5%, 4/1/2017 (Insured; AMBAC)	1,015,000	1,107,132
Caldwell, Parity Lien Sewer Revenue
5.75%, 9/1/2018 (Insured; FSA)	2,625,000	2,954,989
Canyon County School District Number 132
(Caldwell) GO
5.25%, 7/30/2016 (Insured; MBIA)	1,405,000	1,558,033
Idaho Housing and Finance Association:
5.55%, 1/1/2033	30,000	31,466
(Single Family Mortgage)
5.625%, 7/1/2015	590,000	593,398
Idaho State University, General Improvement Revenue:
5%, 4/1/2016 (Insured; FSA)	2,315,000	2,528,350
5%, 4/1/2017 (Insured; FSA)	1,430,000	1,559,801

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Idaho (continued)
The Regents of the University of Idaho, Student
Fee Revenue 5%, 4/1/2014 (Insured; FSA)	1,080,000	1,186,672
Louisiana—3.0%
Louisiana Office Facilities Corp., LR
(Capital Complex Program)
5.25%, 3/1/2017 (Insured; MBIA)	3,000,000	3,219,150
Orleans Parish School Board
5.20%, 2/1/2014 (Insured; FGIC)	3,000,000	3,065,490
Maine—2.9%
Maine Housing Authority (Mortgage Purchase):
5.85%, 11/15/2020	1,230,000	1,297,219
5.35%, 11/15/2021	4,680,000	4,892,472
Maryland—4.4%
Community Development Administration,
Maryland Department of Housing and
Community Development:
Housing 5.95%, 7/1/2023	2,640,000	2,725,906
MFHR
(Insured Mortgage Loans)
5.30%, 5/15/2022	435,000	458,420
Residential Revenue:
5.30%, 9/1/2012	800,000	816,384
5.40%, 9/1/2013	755,000	771,663
5.55%, 9/1/2015	790,000	816,346
(Single Family Program) 4.75%, 4/1/2013	2,090,000	2,184,677
Hyattsville, Special Obligation
(University Town Center Project)
5.60%, 7/1/2024	1,500,000	1,568,460
Massachusetts—.6%
Massachusetts Development Finance Agency, Revenue
(Credit Housing—Chelsea Homes)
5%, 12/15/2024	1,200,000	1,230,852
Massachusetts Housing Finance Agency,
SFHR 7.125%, 6/1/2025	70,000	70,084
Michigan—2.5%
Grand Traverse County Building Authority, GO
5%, 5/1/2025 (Insured; MBIA)	1,070,000	1,131,054
Kalamazoo Hospital Finance Authority, Hospital
Facility Revenue (Burgess Medical Center)
6.25%, 6/1/2014 (Insured; FGIC)	1,000,000	1,194,680

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Michigan (continued)
Livingston County (Marion Sanitary Sewer
Systems Number 1) 5.125%, 6/1/2007	2,100,000 [a]	2,177,679
Michigan Municipal Bond Authority, Revenue
(Local Government Loan Program)
6.125%, 12/1/2018 (Insured; FGIC)	750,000	766,912
Mississippi—.7%
Mississippi Development Bank, Special Obligation
(Waveland, GO Public Improvement Bond Project)
5%, 11/1/2020 (Insured; AMBAC)	1,315,000	1,418,675
Missouri—3.1%
Cape Girardeau County Industrial Development
Authority, MFHR (Cape La Croix)
6.40%, 6/20/2031 (Collateralized; GNMA)	1,245,000	1,283,906
Curators of the University of Missouri,
Systems Facilities Revenue 5%, 11/1/2021	1,605,000	1,746,930
Missouri Housing Development Commission, MFHR:
5.25%, 12/1/2016 (Collateralized; FHA)	1,705,000	1,795,689
5.375%, 12/1/2018 (Collateralized; FHA)	1,580,000	1,672,114
Montana—2.2%
Montana Board of Housing,
Single Family Mortgage
5.60%, 12/1/2023	2,200,000	2,296,932
Montana Board of Regents, Higher Education Revenue
(Montana State University):
5%, 11/15/2020 (Insured; AMBAC)	1,210,000	1,320,364
5%, 11/15/2021 (Insured; AMBAC)	1,000,000	1,087,970
Nebraska—1.2%
Municipal Energy Agency of Nebraska,
Power Supply System Revenue
5.25%, 4/1/2016 (Insured; AMBAC)	2,305,000	2,529,622
New Hampshire—2.6%
New Hampshire Higher Educational and
Health Facilities Authority, HR (Androscoggin
Valley Hospital) 5.75%, 11/1/2017	1,475,000	1,545,136
New Hampshire Housing Finance Authority:
Mortgage Revenue 6.85%, 7/1/2014	10,000	10,051
Multi-Family Revenue:
5.05%, 7/1/2012	1,480,000	1,537,957
5.15%, 7/1/2013	2,295,000	2,381,522

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New Jersey—.6%
New Jersey Turnpike Authority, Turnpike Revenue:
6.50%, 1/1/2016	750,000		904,478
6.50%, 1/1/2016	65,000		78,388
6.50%, 1/1/2016	185,000		220,069
New Mexico—.8%
New Mexico Finance Authority,
Court Facilities Fee Revenue
5%, 6/15/2011 (Insured; MBIA)	1,500,000	[a]	1,630,755
New York—2.3%
New York City Municipal Water Finance Authority,
Water and Sewer System Revenue
5.125%, 6/15/2021 (Insured; MBIA)	2,000,000		2,087,920
New York State Thruway Authority:
(Highway and Bridge Trust Fund)
5%, 4/1/2008 (Insured; FGIC)	1,000,000	[a]	1,061,550
(State Personal Income Tax Revenue-Transportation)
5%, 3/15/2020 (Insured; MBIA)	1,575,000		1,711,411
North Carolina—4.0%
North Carolina Housing Finance Agency
(Home Ownership) 5.875%, 7/1/2031	8,110,000		8,470,976
Ohio—5.0%
Village of Groveport, Income Tax Receipt
(Special Obligations):
5%, 12/1/2017 (Insured; MBIA)	3,535,000		3,855,448
5%, 12/1/2018 (Insured; MBIA)	1,000,000		1,088,650
Lorain, Hospital Improvement Revenue
(Lakeland Community Hospital, Inc.)
6.50%, 11/15/2012	810,000		859,345
Ohio Water Development Authority,
Water Development Revenue (Fresh
Water Improvement) 4.75%, 12/1/2027	3,000,000		3,091,470
Sharonville 5.25%, 6/1/2017 (Insured; FGIC)	1,480,000		1,645,908
Oregon—1.5%
Oregon Bond Bank, Revenue
(Economic Community Development Department)
5.50%, 1/1/2014 (Insured; MBIA)	1,190,000		1,275,490
Oregon Housing and Community Services
Department, SFMR (Mortgage Program)
6.45%, 7/1/2026	290,000		296,148

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Oregon (continued)
Sweet Home School District Number 55, Linn
County, GO 5.50%, 6/15/2011 (Insured; FSA)	1,375,000 [a]	1,536,136
Pennsylvania—3.9%
Boyertown Area School District, GO:
5%, 10/1/2017 (Insured; FSA)	1,010,000	1,112,101
5%, 10/1/2018 (Insured; FSA)	1,065,000	1,168,167
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office) 6%, 1/1/2025	2,000,000	1,867,720
Ephrata Area School District
5%, 4/15/2013 (Insured; FGIC)	150,000	162,710
Philadelphia Hospitals and Higher Education
Facilities Authority, Revenue (Jefferson
Health Systems) 5%, 5/15/2011	1,410,000	1,476,467
Washington County Industrial Development
Authority, PCR (West Penn Power Co.)
6.05%, 4/1/2014 (Insured; AMBAC)	2,500,000	2,556,425
Tennessee—.5%
Sullivan County Industrial Board, Revenue
6.35%, 7/20/2027 (Collateralized; GNMA)	1,000,000	1,031,200
Texas—5.4%
Austin, Utility System Revenue
5.125%, 11/15/2016 (Insured; FSA)	2,000,000	2,085,560
Austin Convention Enterprises Inc.,
Convention Center Hotel First Tier Revenue
6.60%, 1/1/2021	1,500,000	1,604,505
Crosby Independent School District
(Permanent School Fund Guaranteed)
Zero Coupon, 2/15/2017	1,655,000	1,024,577
Dallas 5.25%, 2/15/2009	1,000,000 [a]	1,071,790
Little Elm Independent School District
(Permanent School Fund Guaranteed)
Zero Coupon, 8/15/2022	1,285,000	532,208
Mesquite Independent School District,
Tax and School Building
(Permanent School Fund Guaranteed)
Zero Coupon, 8/15/2028	4,675,000	1,485,622
North Harris Montgomery Community College
District 5.375%, 2/15/2017 (Insured; FGIC)	1,945,000	2,145,199

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Wylie Independent School District,
Tax School Building (Permanent School
Fund Guaranteed) Zero Coupon, 8/15/2024	3,500,000	1,389,920
Vermont—1.5%
Vermont Municipal Bond Bank:
5%, 12/1/2017 (Insured; MBIA)	720,000	791,359
5%, 12/1/2022 (Insured; MBIA)	2,270,000	2,468,285
Virginia—2.2%
Hampton Redevelopment and Housing Authority,
Senior Living Association Revenue
5.875%, 7/20/2016 (Collateralized; GNMA)	1,825,000	1,889,496
Middle River Regional Jail Authority,
Jail Facility Revenue
5%, 5/15/2019 (Insured; MBIA)	1,200,000	1,309,332
Virginia Transportation Board, Transportation
Revenue (U.S. Route 58 Corridor) 5%, 5/15/2017	1,300,000	1,411,137
Washington—.6%
Energy Northwest, Wind Project Revenue
5.875%, 1/1/2007	1,375,000 [a]	1,465,214
Seatac Local Option Transportation, Tax
Revenue 6.50%, 12/1/2013 (Insured; MBIA)	15,000	15,135
West Virginia—.5%
Pleasants County, PCR (West Penn Power Co.)
6.15%, 5/1/2015 (Insured; AMBAC)	1,000,000	1,023,480
Wisconsin—.5%
Housing Authority of the City of Milwaukee,
MFHR (Veterans Housing Projects)
5.10%, 7/1/2022 (Collateralized; FNMA)	1,000,000	1,082,420
Total Long-Term Municipal Investments
(cost $195,425,777)		205,010,803

16

	Principal
Short-Term Municipal Investments—1.9%	Amount ($)	Value ($)

Florida—.6%
Broward County Health Facilities Authority, Revenue,
(John Knox Village Project) 2.47% (Insured; Radian)	1,230,000 [b]	1,230,000
Illinois—.6%
Illinois Health Facilities Authority, Revenue
(University of Chicago Hospitals)
2.36% (Insured: MBIA)	1,260,000 [b]	1,260,000
Montana—.7%
Forsyth, PCR (Pacific Corp. Project)
2.42% (LOC; Rabobank Nederland N.V.)	1,550,000 [b]	1,550,000
Total Short-Term Municipal Investments
(cost $4,040,000)		4,040,000

Total Investments (cost $199,465,777)	98.8%	209,050,803
Cash and Receivables (Net)	1.2%	2,640,716
Net Assets	100.0%	211,691,519

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

18

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%)†

AAA		Aaa		AAA	70.6
AA		Aa		AA	21.1
A		A		A	3.9
BBB		Baa		BBB	.8
F1		MIG1/P1		SP1/A1	1.9
Not Rated [c]		Not Rated [c]		Not Rated [c]	1.7
					100.0

†	Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Securities payable on demand.Variable interest rate—subject to periodic change.
[c]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	199,465,777	209,050,803
Cash		403,105
Interest receivable		2,522,456
Receivable for shares of Common Stock subscribed		1,726
Prepaid expenses		23,204
		212,001,294

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		61,668
Payable for shares of Common Stock redeemed		196,590
Accrued expenses		51,517
		309,775

Net Assets ($)		211,691,519

Composition of Net Assets ($):
Paid-in capital		205,227,047
Accumulated net realized gain (loss) on investments		(3,120,554)
Accumulated net unrealized appreciation
(depreciation) on investments		9,585,026

Net Assets ($)		211,691,519

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	3,573,959	544,196	539,424	207,033,940
Shares Outstanding	255,755	38,930	38,595	14,807,280

Net Asset Value Per Share ($)	13.97	13.98	13.98	13.98

See notes to financial statements.

20

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Interest Income	9,898,751
Expenses:
Management fee—Note 3(a)	1,275,044
Shareholder servicing costs—Note 3(c)	177,182
Professional fees	38,921
Registration fees	30,935
Custodian fees	26,795
Prospectus and shareholders' reports	16,677
Directors' fees and expenses—Note 3(d)	13,325
Distribution fees—Note 3(b)	6,264
Loan commitment fees—Note 2	1,729
Miscellaneous	29,967
Total Expenses	1,616,839
Less—reduction in management fee due to
undertaking—Note 3(a)	(645,096)
Less—reduction in custody fees
due to earning credits—Note 1(b)	(12,118)
Net Expenses	959,625
Investment Income-Net	8,939,126

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	227,803
Net unrealized appreciation (depreciation) on investments	1,852,988
Net Realized and Unrealized Gain (Loss) on Investments	2,080,791
Net Increase in Net Assets Resulting from Operations	11,019,917

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	8,939,126	9,866,163
Net realized gain (loss) on investments	227,803	(224,229)
Net unrealized appreciation
(depreciation) on investments	1,852,988	7,093,321
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,019,917	16,735,255

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(78,300)	(16,483)
Class B shares	(15,748)	(5,535)
Class C shares	(16,958)	(4,282)
Class Z shares	(8,818,121)	(9,782,063)
Net realized gain on investments:
Class A shares	(715)	—
Class B shares	(360)	(45)
Class C shares	(435)	(38)
Class Z shares	(178,835)	(81,245)
Total Dividends	(9,109,472)	(9,889,691)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	2,905,400	793,410
Class B shares	246,556	358,438
Class C shares	187,004	416,321
Class Z shares	9,385,477	13,444,626
Dividends reinvested:
Class A shares	57,097	912
Class B shares	7,202	2,043
Class C shares	5,830	676
Class Z shares	5,827,204	6,314,834
Cost of shares redeemed:
Class A shares	(220,521)	(1,246,541)
Class B shares	(87,548)	(22,745)
Class C shares	(90,233)	(14,586)
Class Z shares	(25,554,705)	(42,539,364)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(7,331,237)	(22,491,976)
Total Increase (Decrease) in Net Assets	(5,420,792)	(15,646,412)

Net Assets ($):
Beginning of Period	217,112,311	232,758,723
End of Period	211,691,519	217,112,311

22

	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class Aa
Shares sold	210,040	57,318
Shares issued for dividends reinvested	4,110	67
Shares redeemed	(15,830)	(93,023)
Net Increase (Decrease) in Shares Outstanding	198,320	(35,638)

Class B [a]
Shares sold	17,747	26,082
Shares issued for dividends reinvested	519	148
Shares redeemed	(6,336)	(1,533)
Net Increase (Decrease) in Shares Outstanding	11,930	24,697

Class C
Shares sold	13,467	30,547
Shares issued for dividends reinvested	420	49
Shares redeemed	(6,539)	(1,094)
Net Increase (Decrease) in Shares Outstanding	7,348	29,502

Class Z
Shares sold	677,111	979,759
Shares issued for dividends reinvested	419,781	458,989
Shares redeemed	(1,843,092)	(3,100,336)
Net Increase (Decrease) in Shares Outstanding	(746,200)	(1,661,588)

[a]	During the period ended August 31, 2005, 1,488 Class B shares representing $20,574 were automatically converted to 1,488 Class A shares.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	13.85	13.45	13.75
Investment Operations:
Investment income—net [b]	.54	.56	.15
Net realized and unrealized gain
(loss) on investments	.14	.40	(.20)
Total from Investment Operations	.68	.96	(.05)
Distributions:
Dividends from investment income—net	(.55)	(.56)	(.25)
Dividends from net realized gain on investments	(.01)	(.00)[c]	—
Total Distributions	(.56)	(.56)	(.25)
Net asset value, end of period	13.97	13.85	13.45

Total Return (%) [d]	5.01	7.27	(.42)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	.96	1.10[f]
Ratio of net expenses to average net assets	.69	.70	.70[f]
Ratio of net investment income
to average net assets	3.92	4.09	4.03[f]
Portfolio Turnover Rate	9.47	9.74	33.72

Net Assets, end of period ($ x 1,000)	3,574	795	1,251

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

24

		Year Ended August 31,

Class B Shares	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	13.85	13.44	13.75
Investment Operations:
Investment income—net [b]	.48	.49	.20
Net realized and unrealized gain
(loss) on investments	.14	.41	(.29)
Total from Investment Operations	.62	.90	(.09)
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.22)
Dividends from net realized gain on investments	(.01)	(.00)[c]	—
Total Distributions	(.49)	(.49)	(.22)
Net asset value, end of period	13.98	13.85	13.44

Total Return (%) [d]	4.57	6.85	(.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.54	1.58	2.28[f]
Ratio of net expenses to average net assets	1.19	1.19	1.20[f]
Ratio of net investment income
to average net assets	3.46	3.56	4.87[f]
Portfolio Turnover Rate	9.47	9.74	33.72

Net Assets, end of period ($ x 1,000)	544	374	31

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,

Class C Shares	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	13.85	13.44	13.75
Investment Operations:
Investment income—net [b]	.44	.45	.16
Net realized and unrealized gain
(loss) on investments	.14	.42	(.27)
Total from Investment Operations	.58	.87	(.11)
Distributions:
Dividends from investment income—net	(.44)	(.46)	(.20)
Dividends from net realized gain on investments	(.01)	(.00)[c]	—
Total Distributions	(.45)	(.46)	(.20)
Net asset value, end of period	13.98	13.85	13.44

Total Return (%) [d]	4.30	6.58	(.80)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	1.82	2.14[f]
Ratio of net expenses to average net assets	1.44	1.44	1.45[f]
Ratio of net investment income
to average net assets	3.20	3.24	3.57[f]
Portfolio Turnover Rate	9.47	9.74	33.72

Net Assets, end of period ($ x 1,000)	539	433	23

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

26

		Year Ended August 31,

Class Z Shares	2005	2004	2003[a]	2002[b]	2001

Per Share Data ($):
Net asset value, beginning of period	13.86	13.44	13.66	13.69	13.11
Investment Operations:
Investment income—net	.58[c]	.60[c]	.64[c]	.66[c]	.67
Net realized and unrealized gain
(loss) on investments	.13	.42	(.23)	(.03)	.58
Total from Investment Operations	.71	1.02	.41	.63	1.25
Distributions:
Dividends from investment income—net	(.58)	(.60)	(.63)	(.65)	(.67)
Dividends from net realized
gain on investments	(.01)	(.00)[d]	—	(.01)	(.00)[d]
Total Distributions	(.59)	(.60)	(.63)	(.66)	(.67)
Net asset value, end of period	13.98	13.86	13.44	13.66	13.69

Total Return (%)	5.28	7.73	3.10	4.72	9.80

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.75	.75	.74	.74	.77
Ratio of net expenses to
average net assets	.44	.45	.45	.45	.45
Ratio of net investment income
to average net assets	4.21	4.37	4.62	4.90	5.01
Portfolio Turnover Rate	9.47	9.74	33.72	31.28	53.90

Net Assets, end of period ($ x 1,000)	207,034	215,510	231,453	248,125	260,346

[a]	The fund commenced offering four classes of shares on March 31, 2003.The existing shares were redesignated
Class Z shares.
[b]	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.86% to 4.90%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c]	Based on average shares outstanding at each month end.
[d]	Amount represents less than $.01 per share.
See notes to financial statements

The Fund 27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Municipal Bond Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers four series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

28

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $104,206, accumulated capital losses $3,120,554 and unrealized appreciation $9,636,042.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $1,093,089 of the carryover expires in fiscal 2008, $746,743 expires in fiscal 2009, $1,278,066 expires in fiscal 2010 and $2,656 expires in fiscal 2013.

30

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004, were as follows: tax exempt income $8,929,127 and $9,808,363, respectively, and ordinary income $180,345 and $81,328, respectively.

During the period August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $9,999, increased accumulated net realized gain (loss) on investments by $1,024 and increased paid-in capital by $8,975. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, (as applicable to Class A, Class B and Class C shares), taxes, brokerage fees, interest on borrowings, commitment fees and extraor-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

dinary expenses, do not exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2006.The reduction in management fee, pursuant to the undertaking, amounted to $645,096 during the period ended August 31, 2005.

During the period ended August 31, 2005, the Distributor retained $1,642 from commissions earned on sales of the fund's Class A shares, and $1,171 and $10 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2005, Class B and Class C shares were charged $2,281 and $3,983, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts.The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2005, Class Z shares were charged $107,182 pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering

32

shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B and Class C shares were charged $4,998, $1,140 and $1,328, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2005, the fund was charged $44,444 pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $106,980, Rule 12b-1 distribution plan fees $580,shareholder services plan fees $982 and chief compliance officer fees $1,533, which are offset against an expense reimbursement currently in effect in the amount of $48,407.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $19,641,677 and $22,356,503, respectively.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2005, the cost of investments for federal income tax purposes was $199,414,761; accordingly, accumulated net unrealized appreciation on investments was $9,636,042, consisting of $9,772,096 gross unrealized appreciation and $136,054 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted

34

derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier Select Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Municipal Bond Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation.Our procedures included confirmation of securities owned as of August 31,2005 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Municipal Bond Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 7, 2005

36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2005 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval of the fund's Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance and expense ratios and placed significant emphasis on compar-

38

isons to two groups of comparable funds, and to Lipper averages.The Board members reviewed the fund's performance, management fee, and total expense ratio within each Comparison Group and against the Lipper category averages, and discussed the results of the comparisons. The groups of comparable funds were previously approved by the Board for this purpose, and were prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund's income and total return performance was higher than the fund's Lipper category averages for all reported time periods. The Board members also noted that the fund's income performance was higher than the fund's Comparison Group I average for two of the four reported time periods and lower than the fund's Comparison Group II average for all reported time periods. The Board members further noted that the fund's total return performance was lower than the fund's Comparison Group I averages for all reported time periods and higher than the Comparison Group II averages for the three-, five, and ten-year periods. The Board members also discussed the fund's management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in each Comparison Group. The fund's management fee was among the higher one-half of the fees of the funds in the Comparison Groups. The Board noted that the fund's expense ratio was higher than the fund's Comparison Group I average and lower than the Comparison Group II average and Lipper category average. The Board also noted the effect on the expense ratio average of having the "low cost" provider fund included in Comparison Group I.

The Board members also reviewed the fee paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same Lipper category, as the fund (the "Similar Funds"). One Similar Fund had the same management fee as the fund. The other Similar Fund had a slightly lower management fee, but a higher total expense ratio, than

The Fund 39

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F

T H E F U N D ' S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's management fee. The Manager's representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also analyzed where any economies of scale might emerge as assets grow. The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund's overall performance and generally superior service levels provided.

40

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board recognized that economies of scale may be realized as the fund's assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Samuel Chase (73)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (64)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26

42

Joni Evans (63)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (78)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (54)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 43

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since July 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

44

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 45

For More	Information

Dreyfus Premier	Transfer Agent &
Select Municipal	Dividend Disbursing Agent
Bond Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0125AR0805

Dreyfus Premier
Select Intermediate
Municipal Bond Fund

ANNUAL REPORT August 31, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered
Public Accounting Firm
35	Important Tax Information
36	Information About the Review and Approval
of the Fund's Management Agreement
40	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
Select Intermediate
Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Select Intermediate Municipal Bond Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

The past year has been an unusual time for fixed-income securities, including municipal bonds. Contrary to historical norms, yields of longer-term bonds fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates. Low inflation and robust investor demand appear to have fueled the rally in the more interest-rate-sensitive parts of the bond market, and municipal bonds have benefited from improving fiscal conditions for most states and municipalities.

These factors may have created new opportunities and challenges for fixed-income investors. In addition, recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook. Nonetheless, our economists currently expect the economy to continue to grow over the foreseeable future without a significant acceleration of inflation. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2005

2

DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund produced total returns of 3.65% for Class A shares, 3.22% for Class B shares, 2.88% for Class C shares and 3.99% for Class Z shares.1,2 In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index (the "Index"), achieved a total return of 2.90% for the reporting period.3

Despite sharply higher short-term interest rates over the reporting period, yields of intermediate-term municipal bonds rose relatively modestly amid persistently low inflation and robust investor demand for longer-term fixed-income securities.The fund generally produced higher returns than its benchmark, primarily due to income generated by its core holdings.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the fund's portfolio ranges between three and 10 years.The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including bonds of below investment-grade credit quality ("high yield" or "junk" bonds).

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments.We focus on

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The Federal Reserve Board (the "Fed") raised short-term interest rates at each of the eight meetings of its Federal Open Market Committee in response to a stronger U.S. economy. As a result, the overnight federal funds rate climbed from 1.5% at the start of the reporting period to 3.5% by the end.

Historically, fixed-income securities across the maturity spectrum have tended to lose value when the Fed tightens monetary policy.The reporting period proved to be different: long-term bonds gained value and intermediate-term bonds declined only slightly amid persistently low inflation, as surging energy prices were offset by discounts from automobile manufacturers and apparel retailers. In addition, robust investor demand helped put downward pressure on longer-term bond yields.

Municipal bonds also benefited during the reporting period from better fiscal conditions for most issuers. Higher tax revenues helped some states improve their credit profiles, reducing their need to borrow to fund budget deficits. However, issuers took advantage of opportunities to replace existing debt securities with new issuances at lower yields, which helped support an ample supply of newly issued municipal bonds.

In this environment, the fund continued to enjoy relatively high levels of income from its core, seasoned holdings.The fund also benefited from its

4

focus on securities at the longer end of the intermediate-term range, including bonds with maturities between 10 and 15 years.Finally,refund-ing activity among some of the fund's holdings helped boost returns, and triple-A rated, callable zero-coupon bonds provided especially strong contributions to performance. On the other hand, our emphasis on higher-quality securities hindered the fund's relative performance as investors stretched for higher income from lower-rated credits.

What is the fund's current strategy?

Sustained economic growth and potentially rising inflationary pressures suggest that the Fed is likely to continue raising short-term interest rates. However, we believe that the Fed is closer to the end of its credit-tightening campaign than the beginning, and we have maintained a generally market-neutral investment posture. When making new purchases, we have continued to emphasize higher-quality, higher-coupon bonds that historically have held more of their value during market declines.

September 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect, until such time as it gives shareholders at least 90 days' prior notice, and which Dreyfus has committed to continue until at least August 31, 2006. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	Class Z is not subject to any initial or deferred sales charge.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted, 7-year, tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Select Intermediate Municipal Bond Fund Class Z shares and the Lehman Brothers 7-Year Municipal Bond Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class Z shares of Dreyfus Premier Select Intermediate Municipal Bond Fund on 8/31/95 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested. Performance for Class A, Class B and Class C shares will vary from the performance of Class Z shares shown above due to differences in charges and expenses.

The fund's performance shown in the line graph takes into account all applicable fees and expenses for Class Z shares.The fund invests primarily in municipal securities and maintains a fund with a weighted average maturity ranging between 3 and 10 years.The Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, 7-year tax-exempt geographically unrestricted bond market consisting of municipal bonds with maturities of 6-8 years.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class Z shares		3.99%	5.58%	5.57%
Class A shares
with maximum sales charge (4.5%)	3/31/03	(1.01%)	—	—	1.60%
without sales charge	3/31/03	3.65%	—	—	3.55%
Class B shares
with applicable redemption charge †	3/31/03	(0.78%)	—	—	1.88%
without redemption	3/31/03	3.22%	—	—	3.07%
Class C shares
with applicable redemption charge ††	3/31/03	1.88%	—	—	2.80%
without redemption	3/31/03	2.88%	—	—	2.80%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Select Intermediate Municipal Bond Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.52	$ 6.06	$ 7.33	$ 2.24
Ending value (after expenses)	$1,022.00	$1,019.40	$1,018.20	$1,024.10

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class Z

Expenses paid per $1,000 †	$ 3.52	$ 6.06	$ 7.32	$ 2.24
Ending value (after expenses)	$1,021.73	$1,019.21	$1,017.95	$1,022.99

† Expenses are equal to the fund's annualized expense ratio of .69% for Class A, 1.19% for Class B, 1.44% for Class C and .44% for Class Z; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
	Principal
Long-Term Municipal Investments—97.2%	Amount ($)	Value ($)

Alaska—.8%
Alaska Housing Finance Corp. 5.10%, 6/1/2012	1,020,000	1,029,200
Arkansas—2.3%
Arkansas Development Finance Authority,
Construction Revenue (Public Health Laboratory)
5%, 12/1/2017 (Insured; AMBAC)	1,025,000	1,110,977
University of Arkansas, University Revenues
(Various Facility—Fayetteville)
5.50%, 12/1/2011 (Insured; FSA)	1,610,000 [a]	1,807,998
California—15.0%
California Department of Water Resources:
Power Supply Revenue
5.375%, 5/1/2017 (Insured; XLCA)	3,000,000	3,322,500
Water Revenue (Central Valley)
5%, 12/1/2015 (Insured; FGIC)	1,000,000	1,092,920
California Public Works Board, LR
(University of California)
5.40%, 12/1/2016 (Insured; AMBAC)	1,000,000	1,072,250
Central Basin Municipal Water District,
COP (Central Basin):
5%, 8/1/2015 (Insured; AMBAC)	1,135,000	1,236,480
5%, 8/1/2016 (Insured; AMBAC)	1,210,000	1,311,446
Clovis Public Financing Authority, Water Revenue
5%, 3/1/2017 (Insured; AMBAC)	1,820,000	1,989,933
Glendale Community College District (Election of 2002):
Zero Coupon, 8/1/2017 (Insured; FGIC)	1,210,000	738,209
Zero Coupon, 8/1/2018 (Insured; FGIC)	1,300,000	753,233
Indian Wells Redevelopment Agency, Revenue
(Tax Allocation-Consolidated Whitewater)
5%, 9/1/2017 (Insured; AMBAC)	1,525,000	1,651,865
Los Angeles County Metropolitan Transportation Authority,
Sales Tax Revenue 5%, 7/1/2018 (Insured; FSA)	2,000,000	2,192,400
San Diego Community College District (Election of 2002)
5%, 5/1/2019 (Insured; FSA)	500,000	545,740
San Francisco City and County Public Utilities Commission,
Water Revenue 5%, 11/1/2018 (Insured; FSA)	1,590,000	1,723,481
West Sacramento Redevelopment Agency, Tax Allocation
(West Sacramento Redevelopment)
4.75%, 9/1/2016 (Insured; MBIA)	1,000,000	1,045,900

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Colorado—1.5%
Archuleta and Hinsdale Counties
(School District Number 50JT)
5.50%, 12/1/2006 (Insured; MBIA)	750,000	[a]	781,485
Colorado Water Resources and Power Development
Authority, Drinking Water Revenue 5.25%, 9/1/2015	1,000,000		1,067,730
Delaware—5.1%
Delaware Economic Development Authority, PCR
(Delmarva Power)
4.90%, 5/1/2011 (Insured; AMBAC)	5,000,000		5,350,900
Delaware Housing Authority, Revenue
5.15%, 7/1/2017	985,000		991,412
Florida—5.9%
Capital Projects Finance Authority, Student Housing
Revenue (Capital Projects Loan Program)
5.50%, 10/1/2017 (Insured; MBIA)	2,000,000		2,165,620
Florida Department of Corrections, COP
(Okeechobee Correctional)
5%, 3/1/2015 (Insured; AMBAC)	1,000,000		1,107,390
Florida State University Financial Assistance Inc.,
Educational and Athletic Facilities Improvement Revenue
5%, 10/1/2018 (Insured; AMBAC)	1,705,000		1,867,316
Jacksonville Electric Authority, Revenue
(Saint John's River Power Park Systems) 5%, 10/1/2018	1,000,000		1,078,960
Pace Property Finance Authority, Inc.,
Utility System Improvement Revenue
5.125%, 9/1/2012 (Insured; AMBAC)	1,055,000		1,116,433
Georgia—.7%
Atlanta, Public Improvement 5%, 12/1/2007	825,000	[a]	861,853
Idaho—2.5%
Idaho Housing and Finance Association
(Single Family Mortgage)
5.55%, 7/1/2016 (Insured; FHA)	410,000		423,772
Kootenai County School District Number 273
(Post Falls) 5%, 8/15/2017	1,275,000		1,414,766
Nampa 5%, 8/1/2018 (Insured; FGIC)	1,135,000		1,255,026
Kentucky—1.0%
Kentucky Housing Corp., Housing Revenue
4.30%, 7/1/2016	1,210,000	[b]	1,215,953

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Louisiana—3.0%
Louisiana Office Facilities Corp., LR
(Capital Complex Program):
5.50%, 5/1/2015 (Insured; AMBAC)	705,000	782,472
5.25%, 3/1/2017 (Insured; MBIA)	1,500,000	1,609,575
Orleans Parish School Board
5.20%, 2/1/2014 (Insured; FGIC)	1,355,000	1,384,580
Maryland—5.0%
Maryland Community Development Administration,
Department of Housing and Community Development:
Insured Mortgage Loan 5.125%, 5/15/2017	765,000	806,394
(Single Family Program) 4.75%, 4/1/2013	800,000	836,240
Maryland Economic Development Corp., LR
(Montgomery County Wayne Avenue)
5.25%, 9/15/2014	1,295,000	1,441,270
Maryland Health and Higher Educational
Facilities Authority, Revenue
(University of Maryland Medical Systems)
5.75%, 7/1/2017	2,000,000	2,200,440
Prince Georges County, Revenue
(Dimensions Health Corp.)
5.10%, 7/1/2006	1,000,000	982,730
Massachusetts—3.2%
The Commonwealth of Massachusetts,
Special Obligation Refunding Notes
(Federal Highway Grant Anticipation Note Program)
5%, 12/15/2014 (Insured; FSA)	3,585,000	3,956,334
Michigan—3.2%
Greater Detroit Resource Recovery Authority, Revenue
6.25%, 12/13/2008 (Insured; AMBAC)	1,000,000	1,094,680
Jonesville Community Schools
(School Bond Loan Fund Guaranteed):
5%, 5/1/2016 (Insured; MBIA)	685,000	757,076
5%, 5/1/2017 (Insured; MBIA)	720,000	792,072
Lincoln Consolidated School District
(School Bond Loan Fund Guaranteed)
5%, 5/1/2016 (Insured; FSA)	1,155,000	1,276,529
Minnesota—1.2%
Minnesota 5.25%, 11/1/2011	1,500,000	1,540,575

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Missouri—1.4%
Missouri Highways and Transportation Commission,
State Road Revenue 5%, 2/1/2017	1,000,000	1,075,190
Missouri Housing Development Commission,
Multi-Family Housing 4.85%, 12/1/2011 (Insured; FHA)	625,000	659,319
Montana—1.8%
Montana Board of Regents, Higher Education Revenue
(Facilities-Montana State University)
5%, 11/15/2018 (Insured; AMBAC)	2,015,000	2,208,621
Nebraska—2.0%
Dodge County School District, Number 001 Fremont
5%, 12/15/2016 (Insured; FSA)	2,240,000	2,462,410
Nevada—1.3%
Las Vegas Convention and Visitors Authority, Revenue
5.75%, 7/1/2009 (Insured; AMBAC)	1,500,000 [a]	1,656,750
New Jersey—1.1%
Burlington County Bridge Commission, Pooled Loan
Revenue (Governmental Loan Program)
5%, 10/15/2013	1,290,000	1,410,834
New York—3.0%
New York City Housing Development Corp., MFHR
5.125%, 11/1/2014	925,000	983,044
New York City Municipal Water Finance Authority,
Water and Sewer Systems Revenue
5.25%, 6/15/2015	1,405,000	1,550,122
New York State Thruway Authority,
Service Contract Revenue (Local Highway and Bridge)
5.75%, 4/1/2006	135,000	137,257
Triborough Bridge and Tunnel Authority,
General Purpose Revenue 5%, 1/1/2016	1,000,000	1,068,970
North Carolina—1.1%
North Carolina Eastern Municipal Power Agency,
Power System Revenue 7%, 1/1/2008	1,250,000	1,349,025
North Dakota—.2%
Grand Forks 4.90%, 12/1/2011	215,000	216,056
Ohio—2.0%
Northeast Regional Sewer District, Wastewater Revenue
5.50%, 11/15/2012 (Insured; AMBAC)	2,500,000	2,538,175

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Oklahoma—.7%
Oklahoma Development Finance Authority,
Health Facilities Revenue
(Oklahoma Hospital Association)
5.125%, 6/1/2012 (Insured; AMBAC)	785,000	851,529
Pennsylvania—10.7%
Cambria County 6.625%, 8/15/2014 (Insured; FGIC)	615,000	623,032
Harrisburg Authority, Office and Parking Revenue
5.75%, 5/1/2008	1,000,000	1,041,990
Harrisburg Redevelopment Authority, Revenue
Zero Coupon, 11/1/2017 (Insured; FSA)	2,750,000	1,634,930
Hatboro Horsham School District
5%, 9/15/2016 (Insured; FSA)	3,855,000	4,259,544
Pennsylvania Higher Educational Facilities Authority,
Revenue (University Health Services)
5.35%, 1/1/2006	4,500,000 [a]	4,582,665
Sayre Health Care Facilities Authority, Revenue
(Guthrie Health) 6.25%, 12/1/2014	1,000,000	1,122,810
South Carolina—3.9%
Anderson, Water and Sewer Systems Revenue
5%, 7/1/2017 (Insured; MBIA)	1,390,000	1,519,757
Charleston County Airport District,
Airport Systems Revenue
5%, 7/1/2015 (Insured; XLCA)	1,950,000	2,144,610
Pickens County School District
(School District Enhance Program)
5%, 5/1/2012	1,135,000	1,203,815
Texas—10.5%
Arlington, Dallas Cowboys Complex Special Obligations
(Tax-Exempt Special Tax) 5% (Insured; MBIA)	2,000,000 [b]	2,203,460
Dallas-Fort Worth International Airport,
Revenue (Joint Improvement)
5.75%, 11/1/2016 (Insured; FSA)	1,735,000	1,966,692
El Paso, Water and Sewer Revenue
5%, 3/1/2014 (Insured; FSA)	1,000,000	1,100,040
Irving Hospital Authority, HR
(Irving Healthcare Systems)
5.70%, 7/1/2008 (Insured; FSA)	1,675,000	1,678,668

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Mesquite Independent School District,
Tax and School Building
(Permanent School Fund Guaranteed)
Zero Coupon, 8/15/2020	1,000,000	497,700
Midlothian Independent School District,
Tax School Building
(Permanent School Fund Guaranteed)
Zero Coupon, 2/15/2021	2,000,000	956,600
North Harris Montgomery Community College District
5.375%, 2/15/2017 (Insured; FGIC)	1,000,000	1,102,930
Tomball Hospital Authority, Revenue
6%, 7/1/2013	3,500,000	3,549,350
Virginia—2.8%
Brunswick County Industrial Development Authority,
Correctional Facility LR
5.55%, 7/1/2006 (Insured; MBIA)	1,325,000 [a]	1,380,809
Fairfax County Redevelopment and Housing Authority, LR
(James Lee Community Center) 5.25%, 6/1/2019	1,120,000	1,221,528
Newport News 5%, 11/1/2016	855,000	939,636
Washington—2.7%
Energy Northwest, Wind Project Revenue
5.60%, 7/1/2007	1,000,000 [a]	1,062,040
King County School District Number 405 (Bellevue)
5%, 12/1/2014 (Insured; FGIC)	1,000,000	1,097,210
Washington Health Care Facilities Authority, Revenue
(Gray Harbor Community Hospital)
5.75%, 7/1/2010 (Insured; Radian)	1,180,000	1,223,483
West Virginia—.8%
West Virginia Housing Development Fund
(Housing Finance) 5%, 11/1/2014	1,000,000	1,033,560
Wisconsin—.8%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Franciscan Skemp Medical Center)
5.875%, 11/15/2010	1,000,000	1,024,270
Total Long-Term Municipal Investments
(cost $117,434,479)		121,122,546

14

	Principal
Short-Term Municipal Investments—4.0%	Amount ($)		Value ($)

Connecticut—.8%
Connecticut Health and Educational Facilities Authority,
Revenue (Yale University) 2.32%	1,000,000	[c]	1,000,000
Florida—.8%
Jacksonville Health Facilities Authority, HR
2.35% (LOC; Bank of America)	1,000,000	[c]	1,000,000
Pennsylvania—1.6%
Philadelphia Hospitals and Higher Education
Facilities Authority, HR
(Children's Hospital of Philadelphia) 2.36%	2,000,000	[c]	2,000,000
Utah—.8%
Emery County, PCR (Pacificorp Projects)
2.36% (Insured; AMBAC)	1,000,000	[c]	1,000,000
Total Short-Term Municipal Investments
(cost $5,000,000)			5,000,000

Total Investments (cost $122,434,479)	101.2%		126,122,546
Liabilities, Less Cash and Receivables	(1.2%)		(1,541,892)
Net Assets	100.0%		124,580,654

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

16

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	70.3
AA		Aa		AA	14.0
A		A		A	8.2
BBB		Baa		BBB	3.6
F1		MIG1/P1		SP1/ A1	3.9
					100.0

†	Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Securities payable on demand.Variable interest rate—subject to periodic change.
See notes to financial statements.

The Fund 17

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	122,434,479	126,122,546
Cash		148,833
Interest receivable		1,561,132
Receivable for shares of Common Stock subscribed		325,693
Prepaid expenses		22,217
		128,180,421

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		40,970
Payable for investment securities purchased		3,386,995
Payable for shares of Common Stock redeemed		130,537
Accrued expenses		41,265
		3,599,767

Net Assets ($)		124,580,654

Composition of Net Assets ($):
Paid-in capital		121,024,155
Accumulated net realized gain (loss) on investments		(131,568)
Accumulated net unrealized appreciation
(depreciation) on investments		3,688,067

Net Assets ($)		124,580,654

Net Asset Value Per Share
	Class A	Class B	Class C	Class Z

Net Assets ($)	17,644,138	1,768,765	5,103,704	100,064,047
Shares Outstanding	1,297,845	130,034	375,199	7,359,202

Net Asset Value Per Share ($)	13.59	13.60	13.60	13.60

See notes to financial statements.

18

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Interest Income	5,298,644
Expenses:
Management fee—Note 3(a)	722,785
Shareholder servicing costs—Note 3(c)	149,104
Registration fees	60,612
Distribution fees—Note 3(b)	44,868
Professional fees	34,911
Custodian fees	17,826
Prospectus and shareholders' reports	9,434
Directors' fees and expenses—Note 3(d)	7,268
Loan commitment fees—Note 2	769
Miscellaneous	21,578
Total Expenses	1,069,155
Less—reduction in management fee
due to undertaking—Note 3(a)	(432,599)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(11,362)
Net Expenses	625,194
Investment Income—Net	4,673,450

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	75,572
Net unrealized appreciation (depreciation) on investments	(142,827)
Net Realized and Unrealized Gain (Loss) on Investments	(67,255)
Net Increase in Net Assets Resulting from Operations	4,606,195

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	4,673,450	5,496,388
Net realized gain (loss) on investments	75,572	(229,044)
Net unrealized appreciation
(depreciation) on investments	(142,827)	2,465,361
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,606,195	7,732,705

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(464,888)	(201,381)
Class B shares	(49,832)	(23,864)
Class C shares	(139,316)	(76,351)
Class Z shares	(3,879,805)	(5,056,146)
Net realized gain on investments:
Class A shares	—	(6,584)
Class B shares	—	(945)
Class C shares	—	(3,188)
Class Z shares	—	(225,800)
Total Dividends	(4,533,841)	(5,594,259)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	12,966,799	6,550,965
Class B shares	752,272	1,269,046
Class C shares	1,503,998	3,354,883
Class Z shares	9,860,867	11,782,884
Dividends reinvested:
Class A shares	260,437	98,376
Class B shares	21,010	14,535
Class C shares	65,729	36,680
Class Z shares	2,759,992	3,876,826
Cost of shares redeemed:
Class A shares	(2,810,493)	(2,161,870)
Class B shares	(322,715)	(197,544)
Class C shares	(587,736)	(580,825)
Class Z shares	(15,772,621)	(49,477,136)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	8,697,539	(25,433,180)
Total Increase (Decrease) in Net Assets	8,769,893	(23,294,734)

Net Assets ($):
Beginning of Period	115,810,761	139,105,495
End of Period	124,580,654	115,810,761

20

	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	955,832	483,634
Shares issued for dividends reinvested	19,211	7,283
Shares redeemed	(207,338)	(160,862)
Net Increase (Decrease) in Shares Outstanding	767,705	330,055

Class B [a]
Shares sold	55,475	93,797
Shares issued for dividends reinvested	1,549	1,074
Shares redeemed	(23,828)	(14,599)
Net Increase (Decrease) in Shares Outstanding	33,196	80,272

Class C
Shares sold	110,580	246,684
Shares issued for dividends reinvested	4,845	2,712
Shares redeemed	(43,286)	(43,126)
Net Increase (Decrease) in Shares Outstanding	72,139	206,270

Class Z
Shares sold	727,526	867,201
Shares issued for dividends reinvested	203,531	285,935
Shares redeemed	(1,163,882)	(3,663,515)
Net Increase (Decrease) in Shares Outstanding	(232,825)	(2,510,379)

[a]	During the period ended August 31, 2005, 7,254 Class B shares representing $98,416, were automatically converted to 7,256 Class A shares, and during the period ended August 31, 2004, 1,110 Class B shares representing $15,055, were automatically converted to 1,111 Class A shares.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Year Ended August 31,

Class A Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.59	13.35	13.70
Investment Operations:
Investment income—net [b]	.50	.51	.19
Net realized and unrealized
gain (loss) on investments	(.01)	.25	(.32)
Total from Investment Operations	.49	.76	(.13)
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.22)
Dividends from net realized
gain on investments	—	(.02)	—
Total Distributions	(.49)	(.52)	(.22)
Net asset value, end of period	13.59	13.59	13.35

Total Return (%) [c]	3.65	5.80	(.78)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.06	1.04[e]
Ratio of net expenses to average net assets	.69	.70	.70[e]
Ratio of net investment income
to average net assets	3.69	3.80	3.82[e]
Portfolio Turnover Rate	13.15	27.06	29.19

Net Assets, end of period ($ x 1,000)	17,644	7,202	2,671

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

22

	Year Ended August 31,

Class B Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.59	13.36	13.70
Investment Operations:
Investment income—net [b]	.44	.44	.15
Net realized and unrealized
gain (loss) on investments	(.01)	.24	(.30)
Total from Investment Operations	.43	.68	(.15)
Distributions:
Dividends from investment income—net	(.42)	(.43)	(.19)
Dividends from net realized gain on investments	—	(.02)	—
Total Distributions	(.42)	(.45)	(.19)
Net asset value, end of period	13.60	13.59	13.36

Total Return (%) [c]	3.22	5.18	(.89)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.59	1.59[e]
Ratio of net expenses to average net assets	1.19	1.19	1.20[e]
Ratio of net investment income
to average net assets	3.21	3.27	3.32[e]
Portfolio Turnover Rate	13.15	27.06	29.19

Net Assets, end of period ($ x 1,000)	1,769	1,317	221

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,

Class C Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.60	13.36	13.70
Investment Operations:
Investment income—net [b]	.40	.41	.15
Net realized and unrealized
gain (loss) on investments	(.01)	.25	(.32)
Total from Investment Operations	.39	.66	(.17)
Distributions:
Dividends from investment income—net	(.39)	(.40)	(.17)
Dividends from net realized gain on investments	—	(.02)	—
Total Distributions	(.39)	(.42)	(.17)
Net asset value, end of period	13.60	13.60	13.36

Total Return (%) [c]	2.88	4.99	(1.02)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.79	1.80[e]
Ratio of net expenses to average net assets	1.44	1.44	1.45[e]
Ratio of net investment income
to average net assets	2.95	3.01	3.07[e]
Portfolio Turnover Rate	13.15	27.06	29.19

Net Assets, end of period ($ x 1,000)	5,104	4,120	1,293

[a]	From March 31, 2003 (commencement of initial offering) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

24

		Year Ended August 31,

Class Z Shares	2005	2004	2003 [a]	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	13.59	13.36	13.61	13.65	13.04
Investment Operations:
Investment income—net	.54[c]	.55[c]	.58[c]	.61[c]	.61
Net realized and unrealized
gain (loss) on investments	(.01)	.24	(.23)	.13	.64
Total from Investment Operations	.53	.79	.35	.74	1.25
Distributions:
Dividends from investment income—net	(.52)	(.54)	(.57)	(.60)	(.61)
Dividends from net realized
gain on investments	—	(.02)	(.03)	(.18)	(.03)
Total Distributions	(.52)	(.56)	(.60)	(.78)	(.64)
Net asset value, end of period	13.60	13.59	13.36	13.61	13.65

Total Return (%)	3.99	6.01	2.60	5.62	9.82

Ratios/Supplemental Data (%):
Ratio of total expenses to
average net assets	.81	.83	.79	.75	.79
Ratio of net expenses to
average net assets	.44	.45	.45	.45	.45
Ratio of net investment income
to average net assets	3.96	4.07	4.24	4.53	4.60
Portfolio Turnover Rate	13.15	27.06	29.19	12.05	47.00

Net Assets, end of period ($ x 1,000)	100,064	103,172	134,920	131,013	114,712

[a]	The fund commenced offering four classes of shares on March 31, 2003.The existing shares were redesignated
Class Z shares.
[b]	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.46% to 4.53%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[c]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Select Intermediate Municipal Bond Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers four series, including the fund.The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

26

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund to not distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $54,255, accumulated capital losses $131,568 and unrealized appreciation $4,157,848.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $34,790 of the carryover expires in fiscal 2012 and $96,778 expires in fiscal 2013.

28

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004, were as follows: tax exempt income $4,533,841 and $5,357,742, ordinary income $0 and $16,887 and and long-term capital gains $0 and $219,630 respectively.

During the period August 31, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $139,609 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, (as applicable to Class A, Class B and Class C shares), taxes, brokerage fees, interest on borrowings, commitment fees and extraor-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

dinary expenses, do not exceed an annual rate of .45% of the value of the fund's average daily net assets.The Manager has committed to continue this undertaking at least until August 31, 2006.The reduction in management fee, pursuant to the undertaking, amounted to $432,599 during the period ended August 31, 2005.

During the period ended August 31, 2005, the Distributor retained $21,740 from commissions earned on sales of the fund's Class A shares and $946 and $183 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2005, Class B and Class C shares were charged $8,053 and $36,815, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan applicable to Class Z shares, Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the average daily net assets attributable to Class Z shares for certain allocated expenses with respect to servicing and/or maintaining Class Z shareholder accounts.The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2005, Class Z shares were charged $49,294 pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other

30

information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B and Class C shares were charged $32,532, $4,027 and $12,271, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $36,994 pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $62,773, shareholder services plan fees $5,063, Rule 12b-1 distribution plan fees $3,965 and chief compliance officer fees $1,533, which are offset against an expense reimbursement currently in effect in the amount of $32,364.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $24,225,789 and $15,389,656, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $121,964,698; accordingly, accumulated net unrealized appreciation on investments was $4,157,848, consisting of $4,186,491 gross unrealized appreciation and $28,643 gross unrealized depreciation.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted

32

derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Premier Select Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Intermediate Municipal Bond Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Intermediate Municipal Bond Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 7, 2005

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2005 as "exempt interest dividends" (not generally subject to regular federal income tax).

As required by federal tax laws rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval of the fund's Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager's extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund's Performance and Management Fee and Expense Ratio. The Board members reviewed the fund's performance and expense ratios and placed significant emphasis on

36

comparisons to two groups of comparable funds, and to Lipper averages. The Board members reviewed the fund's performance, management fee, and total expense ratio within each comparison group and against the Lipper category averages, and discussed the results of the comparisons. The groups of comparable funds were previously approved by the Board for this purpose, and were prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund.The Board members noted that the fund's income and total return performance was higher than the fund's Lipper category averages for all reported time periods. The Board members also noted that the fund's income and total return performance was higher than the fund's Comparison Group I and Comparison Group II averages for each reported time period, except for the three-year period as to the fund's Comparison Group II total return ranking.The Board members also discussed the fund's management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in each Comparison Group. The fund's management fee was among the higher one-half of the fees of the funds in the Comparison Groups.The Board noted that the fund's expense ratio was higher than the fund's Comparison Group I average and lower than the Comparison Group II average and Lipper category average.The Board members also noted the effect on the expense ratio average of having the "low cost" provider fund included in Comparison Group I.

The Board members also reviewed the fee paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same Lipper category, as the fund (the "Similar Funds"). One Similar Fund had the same management fee as the fund.The other two Similar Funds had lower management fees than the fund, but the Board noted that one Similar Fund was designed exclusively for institutional investors and the other Similar Fund was designed exclusively for private wealth clients as part of an asset management program. The Board members

The Fund 37

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D 'S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund's management fee.The Manager's representatives noted that there were no similarly managed separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also analyzed where any economies of scale might emerge as assets grow.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund's overall performance and generally superior service levels provided.

38

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board recognized that economies of scale may be realized as the fund's assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Samuel Chase (73)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Gordon J. Davis (64)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 26

40

Joni Evans (63)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Senior Vice President of the William Morris Agency
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (78)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (54)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554`-4611.

The Fund 41

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since July 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

42

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Select Intermediate	Dividend Disbursing Agent
Municipal Bond Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0126AR0805

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,310 in 2004 and $116,324 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $218,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $11,745 in 2004 and $11,829 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $306 in 2004 and $275 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $557,202 in 2004 and $1,013,651 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	October 28, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	October 28, 2005

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)